Listing Report:Supplement No. 253 dated Jun 01, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 294214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	25%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	14y 11m
Credit score:	600-619 (May-2010)	Total credit lines:	38	Occupation:	Doctor
Now delinquent:	6	Revolving credit balance:	$3,151	Stated income:	$75,000-$99,999
Amount delinquent:	$6,155	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	Jodilynnsaleo	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 94% )	600-619 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	2 ( 6% )	600-619 (Jun-2007) 560-579 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Major Storm Damage to my Home
Purpose of loan:
My home sustained substantial damage from the hard winter snows in Ohio.? The sustained, extensive weight of ice and snow on my roof, caused major leaking into my ceilings, my walls, newly replaced carpets became waterlogged,?and my exterior three season room flooring was ruined due to static ice formations on it.? Insurance will NOT cover a majority of the damages because they say the roof was "old" and "needed maintenance".? With the spring onslaught of rain and storms, my house continued to sustain water damage which ultimately led to me having to replace the entire breaker box in the basement and replace the entire exterior power voltage box due to water runoff into the electrical conduit from the roof leaking so badly.? I HAVE to get the roof and my drywall fixed ASAP.

My financial situation:
I am a good candidate for this loan because I am a Prosper Lendee in Excellent Standing.? I have previously had a $5,500 loan for home improvements which I paid ON TIME and IN FULL as agreed. ? If you look up veterinarian's in the lending industry, you will see that second to dentists, veterinarians are the type of people most banks want to lend to...because we pay our bills and have strong moral ethics.? If you JUST look at my credit score and the fact that I have had some lates on my student loans, then you are completely overlooking the fact that the rest of my credit cards are well managed and in good standing.? I do not have a high credit card debt load.? My biggest debts are my mortgage and my student loans for medical school.? ?The economy has been really rough for everyone...but even more so for the veterinary industry...people spend less on their pet's when the chips are down, and so earning the extra income I need to try and get this roof? and damage to the inside of my home fixed before more bad weather occurs?is a challenging task.? I am a single, professional mom working hard to provide a SAFE, dry and comfortable home to my two kids and 8 assorted pets........please help me get the home improvements that I need done to keep my home free from further water damage.? I know these are tough times for everyone. I am?not asking for a handout...I am happy to repay my debts.? I just need the investors from Prosper to?ONCE AGAIN provide me the opportunity to show you how credit worthy that I am!!

Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 1120
??Insurance: $ 160
??Car expenses: $ 500
??Utilities: $?200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 125
??Credit cards and other loans: $?300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 458958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$668.94

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 10	Length of status:	3y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	28	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$21,973	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-lively-cash	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my car and a credit card
Purpose of loan:
This loan will be used to?pay off a high interest credit card and my car.?

My financial situation:
I am a good candidate for this loan because? I am not delinquent on any payments and have successfully paid off loans in the past.? I am also a full time employee in a successful company that is virtually recession proof.

Monthly net income: $4900
Monthly expenses: $
??Housing: $ 1600
??Insurance: $ home owners insurance, covered by mortgage.? My husband pays the car insurance
??Car expenses: $ 410.90
??Utilities: $ paid by my husband
??Phone, cable, internet: $ paid by my husbaqnd
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	7.99% - 17.00%	Estimated loss impact:	8.39%
Lender servicing fee:	1.00%	Estimated return:	8.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	2y 5m
Credit score:	700-719 (May-2010)	Total credit lines:	12	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$6,989	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	capital-guitar3	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off higher interest rate credit cards.

My financial situation:
I am a good candidate for this loan because??
I have a steady job with very little worry of losing it.? I have been paying down my debt over the?past two years, but over $100 every month goes to interest alone.? I have purchased a new house and car in the past year and a half and have still managed to reduce my debt.? I believe I could eliminate all of my debt in the next year or two, but would rather do it with a lower interest rate and without giving the credit card companies more of my money than I have to.

Monthly net income: $ 2000

Monthly expenses: $ 1520
??Housing: $?540
??Insurance: $ 100
??Car expenses: $?450
??Utilities: $?150
??Phone, cable, internet: $?30
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 50

Thanks for your bids!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$137.32

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	0y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,705	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	Stanley04	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	620-639 (Jul-2008)
Principal balance:	$997.04	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
No More Debt!
Purpose of loan:
This loan will be used to eliminate last remaining debt from any credit card purchases (Note* Total revolving credit balance is $3,705 and amount I'm asking for is $3700)

My financial situation:
I am a great candidate for this loan because?I already received a Prosper loan and I always make?payments on time!? I financed a car last year and received a rate of 7.59% because my credit?continues to improve!? I started a great career in Health Care so my income has also seen a slight increase as well.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $?350?(rent)
??Insurance: $ 92
??Car expenses: $?300
??Utilities: $ 150
??Phone, cable, internet: $ N/A
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $?425
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 15	Length of status:	2y 3m
Credit score:	640-659 (May-2010)	Total credit lines:	44	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$15,346	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thoughtful-exchange9	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
Purpose of loan:
This loan will be used to pay medical bills.

My financial situation:
I am a good candidate for this loan because I make decent money.

Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $
??Car expenses: $?390
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 1000
??Clothing, household expenses $
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$160.61

Auction yield range:	5.99% - 12.99%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	38%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	3y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,352	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vivid-benjamins	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Dollar A Day, No Two = Too Much!
Purpose of loan:
This loan will be used to?

I am getting charged more than two dollars a day for a credit card I have had for over 18 years with Citibank (it's my oldest account, but I have others over 15 years old). At this kind of rate, you would think I have messed up-- paid way too late, or gone over the limit. But no, I have not. But I did mess up because (as they explained on the phone during my futile negotiation) they sent me a letter before they jacked up the rate! I didn't read it. I had stopped all use of the card and I was in payoff mode.

My financial situation:
I got myself into this debt, and I will get out of it the right way--I will pay everything back. I simply hope to finally put all of this credit card debt behind me. It's an eye opening experience to realize I could use my good credit rating to get a mortgage at these historically low rates. Because of debt, it makes that goal difficult. I have learned an important lesson based on what I could do without all this debt. I live as cheaply as possible and pay extra now for debt.

Thank you so much for your time in reading. And I appreciate your investment.

Monthly net income: $ 2200.00

Monthly expenses: $1900 or less
??Housing: $ 325.00 (rent)
??Insurance: $ 60.00
??Car expenses: $ 60.00 gas/ $325 loan for 8 more months)
??Utilities: $ 125.00
??Phone, cable, internet: $ 55.08
??Food, entertainment: $ 150.00 or less
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 80.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$417.48

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	52%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	11y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	27	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$20,761	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	WOLFY500	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	40 ( 100% )	720-739 (Latest)
Principal borrowed:	$12,100.00	< 31 days late:	0 ( 0% )	760-779 (Sep-2008) 760-779 (Dec-2007)
Principal balance:	$0.34	31+ days late:	0 ( 0% )
Total payments billed:	40
Description
Need to get rid of my credit cards!
Purpose of loan:
I will be using this loan to consolidate two of my credit cards.? Over the past year during all the banking issues and credit card rule changes, my credit cards went up to a 30% interest rate.? I am trying to pay them off and was making head untill the rate increase. Now it is almost impossible to make any head way.?

My financial situation:
I am a good candidate for this loan because for one thing I am in the Air Force. I will be hitting my 12 year mark this summer, and still have 4 years left on my current enlistment. I have already had to loans funded here and have paid in full on both, and never had a late payment. Also I was a lender on here untill the new rule changes took effect and seeing I am in Az, I am not allowed to lend any more money out. So I know what its like to have loans that you lose money on.? I would rather pay 25% interest to honest people than 30% interest to greedy, heartless banks. Also As to my HR rating that is shown, i hit that box by accident and cant change it.

Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 120
??Car expenses: $550
??Utilities: $ 60-250(it gets reall hot in phoenix)
??Phone, cable, internet: $ 75
??Food, entertainment: $ 180
??Clothing, household expenses $ minimal
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.99%	Starting borrower rate/APR:	20.99% / 23.24%	Starting monthly payment:	$188.35

Auction yield range:	3.99% - 19.99%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1985	Debt/Income ratio:	30%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	15 / 11	Length of status:	1y 7m
Credit score:	720-739 (May-2010)	Total credit lines:	47	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$54,056	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	logical-note4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Revolving cards to 36m term.
Purpose of loan:
This loan will be used to?
Pay down current credit card lines.
My financial situation:
I am a good candidate for this loan because? I have learned from my mistakes?that?I made and?now I am trying to get off the credit card treadmill. I have no delinquent lines or amounts. I pay my accounts. I am looking to pay less and to a fixed term.

Monthly net income: $
3600
Monthly expenses: $
??Housing: $ 700
??Insurance: $?90
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 140
??Food, entertainment: $?250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1650
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$415.75

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1982	Debt/Income ratio:	19%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	8y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	23	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$39,661	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	well-mannered-dime5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Larger Car for new Baby
As a Family we are looking to help our son out with his new Baby, His wife has recently gone M.I.A after the birth of there 5th child and now he is left as a single Parent, But his job is about to relocate him and we would like to help him out with a newer and larger vehicle for all of the kids, This is important to us that our son is in the proper situation to raise his children with happiness and not struggling. If there is any lender willing to help our Family would really appreciate it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$623.62

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	23y 11m
Credit score:	720-739 (May-2010)	Total credit lines:	38	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,743	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	commerce-maple	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up costs for gym/fitness club
Purpose of loan:

This loan will be used to make a deposit on the lease of gym equipment and for the property security deposit - adding to my cash injection of $30k+ to open a 24-hr co-ed adult health & fitness club. Personalized wellness services will be our focus to help members achieve and maintain a healthier lifestyle. I have already paid the franchise fee and both my Club Manager/Trainer and I have attended franchise sales & operations training. Some up front costs also included office expenses and paid Attorney fees related to reviewing our pending lease contracts. With this loan we will immediately begin pre-selling memberships which will enable us to open the doors with positive revenue that will allow for an early payoff of this loan.

My financial situation:

I am a very good candidate for this loan because I have a solid work history in management and an excellent history of paying bills on time, never late over the last 5 years. (Note that during 2003 - 2005 I had major medical expenses that contributed to financial challenges, but once I recovered in health so did my credit!)

I have partnered with a successful franchise (www.AnytimeFitness.com) and have partnered with an enthusiastic results-oriented Certified Personal Trainer/Club Manager with more than 10 years experience (with a list of clients to join us) who will manage the day-to-day club sales & training operations while I will handle overall management as to personnel, finance and accounting matters based on my 10+years management experience. We have a great ?studio? style location in a busy retail plaza with high walk-in traffic and more than 50,000 cars in highway traffic that pass by daily. With your help as our investors we will be ready to hang our sign and get started.

Monthly net income: $ 4,713
Monthly expenses: $ 3,309

Housing: $1617
??Car/Insurance: $122 (car is paid, ins./repairs only)
??Phone, cable, internet/Utilities: $380
??Food, Clothing, Household: $450
? Credit cards & other loans: $840 (incl. 2nd mtg for start-up expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	10.99% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	2y 3m
Credit score:	720-739 (May-2010)	Total credit lines:	38	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,997	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	robust-bonus6	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card
Purpose of loan:
This loan will be used to?? Pay off a high % credit card

My financial situation:
I am a good candidate for this loan because? We have not missed any payments on any loans but due to the times we are getting high % rates on our cards?that will not allow us to pay them off and we?need to find a loan that will help us pay down the credit cards faster.?

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $?300
??Car expenses: $ 600
??Utilities: $?50
??Phone, cable, internet: $?85
??Food, entertainment: $ 120
??Clothing, household expenses $ 100
??Credit cards and other loans: $?5000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$101.25

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	61%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	13y 2m
Credit score:	660-679 (May-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,682	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Christy76	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	0 ( 0% )	620-639 (Oct-2008) 620-639 (Aug-2006)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Paying off some medical bills
Purpose of loan:
My husband went in for what we thought was a "simple" procedure back in November of last year.? During his procedure he went into cardiac arrest and was put into a medical induce a coma.? My husband was in a coma from November 11, 2009 thru December 16, 2009.? He was in the hospital and rehab through Feb. 6, 2010.? He has beat all the odds that were against him and we are on our way to recovery. This loan will be used to pay off some of our medical bills and credit card debt.?

My financial situation:
I am a good candidate for this loan because I received and paid off a loan prior to this request with Prosper.? My credit score has increased since I paid off the original loan.? Due to my husband situation we have had some financial difficulty but we are starting to get on track of paying them all of and increasing our credit more to get our first home hopefully after the first of the year.? The loan would help us get us back on our feet and ready for our new live together.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	61%
Basic (1-10):	1	Inquiries last 6m:	11	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 12	Length of status:	1y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	17	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$8,915	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Loanmemoney	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	580-599 (Apr-2008) 600-619 (Aug-2007) 620-639 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
First loan Paid, need a another..
Purpose of loan:
This loan will be used to pay off all of my credit cards..?

My financial situation:
I am a good candidate for this loan because?I paid off my 1st loan and did not miss a payment.? My husband makes good money and he pays all of the bills.?

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 0.00
??Car expenses: $0.00?
??Utilities: $0.00
??Phone, cable, internet: $0.00
??Food, entertainment: $0.00
??Clothing, household expenses $0.00
??Credit cards and other loans: $ 350.00?
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	2%
Basic (1-10):	3	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	2y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	2	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kindness-shakespeare4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for our family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$242.62

Auction yield range:	13.99% - 13.99%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 16	Length of status:	2y 7m
Credit score:	680-699 (May-2010)	Total credit lines:	27	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$4,477	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	compassion-conductor3	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card relief
Purpose of loan:
This loan will be used to?Pay off outstanding credit card debt and consolidate into one monthly payment. I am looking for an interest rate that is lower that what I am currently receiving on my two cards.

My financial situation: I am a single mother working full time and am the sole provider for my daughter.
I am a good candidate for this loan because?I like to think of myself as reliable with my finances and dependable when it comes to payments. These credit cards are accruing interest faster than I can pay off the balance. I am looking to buy my own home in the next year or two and would like to settle one debt before I take on another.

Monthly net income: $ 2600

Monthly expenses: $ 1700
??Housing: $350
??Insurance: $100
??Car expenses: $425
??Utilities: $150
??Phone, cable, internet: $200
??Food, entertainment: $400
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 24.96%	Starting monthly payment:	$115.65

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	6y 7m
Credit score:	700-719 (May-2010)	Total credit lines:	5	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,756	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Sirijun	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2010) 700-719 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Paying off my credits
Purpose of loan:
?This loan will be used to help paying off my credit cards.? ?
My financial situation:
I am a good candidate for this loan because I have an established eBay business selling jewelry and semi-precious stones, and I pay my bills on time.

Monthly net income: $ 1000

Monthly expenses: $
I have no monthly expenses because all expenses are paid by my husband.undefined undefinedundefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	22%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 7	Length of status:	5y 0m
Credit score:	700-719 (May-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$5,524	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	Boiselady	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2010) 640-659 (Feb-2010) 660-679 (Jan-2010) 680-699 (Dec-2009)
Principal balance:	$1,476.06	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Home Improvement
Purpose of loan:
This loan will be used to? We need some home improvement. Kitchen dishwasher was leaking and ruined the underlayment, so we need that replaced, downstairs bathroom leaking around seal, needs to be dried out and stripped and new flooring.I decreased the amount from my previous listing.because I have made arrangements to pay down my CC. PLEASE consider my listing.My credit score is still? improving.

My financial situation:
I am a good candidate for this loan because?? I have always tried to pay my immediate obligations and I am current on my present Prosper loan? and have had no late payments and have never missed one either.Thanks for your consideration. The delinquencies have been resolved but still appear on your site..? I would like to thank previous bidders.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$388.33

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	13y 2m
Credit score:	780-799 (May-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$27,575	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	alleylou	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 71% )	780-799 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	1 ( 14% )	780-799 (Oct-2009) 780-799 (Mar-2008)
Principal balance:	$8,559.31	31+ days late:	1 ( 14% )
Total payments billed:	7
Description
Paying off Credit Cards
I now pay $400 per month and want to stop paying the high interest. My car is paid off and with this loan, I will be completely debt free in three years. Also, my report shows two late payments to prosper. I am not sure why this is listed. I am current on my payments and do e-withdraw. I have sent them a request to find out why this is listed but they have not responded.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$542.21

Auction yield range:	16.99% - 16.99%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1985	Debt/Income ratio:	11%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	2y 5m
Credit score:	680-699 (May-2010)	Total credit lines:	44	Occupation:	Computer Programmer
Now delinquent:	2	Revolving credit balance:	$840	Stated income:	$100,000+
Amount delinquent:	$2,855	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	16
Screen name:	BestRatePlease	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to pay off debt; trying to recover from a failed business of 4 years- depleted personal savings and credit cards to keep business afloat- the economy really hurt my livelihood, but am trying hard to recover with dignity.

My financial situation:
I am a good candidate for this loan: my job & income is stable with potential of increase in the near future; I just need the opportunity to pay off debt at a reasonable rate and in a short amount of time so my wife & I can buy a home, afford my child to go to college, and get back on track to save for retirement. I am relocating to another state with my current job; this will reduce our living expenses, primarily housing costs by a projected reduced amount of $500-700 per month.?? So many people have been negatively effected by this economy, that most would be considered a high risk borrower. Please try to overlook the falling out I had and grant my loan request based on current income stability and genuine willingness to get back on track. Even by your own calculations you can see that I can afford this payment but I respectfully request that the bidder consider at least a 2% reduced rate than what the displayed maximum rate is given. This would still allow a substantial return on your investment as well as allow me to have a lesser financial burden and possibly be able to pay off the loan quicker.

Monthly net income: $ 8120.00

Monthly expenses: $
??Housing: $ 1900
??Insurance: $ 533? medical, car, renter's ins.
??Car expenses: $ 200?? no car loans
??Utilities: $ 120
??Phone, cable, internet: $160
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 1084 charity- tithe
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	0y 11m
Credit score:	640-659 (May-2010)	Total credit lines:	7	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$2,437
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	P2PLoans4All	Borrower's state:	Oregon	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards and medical
Purpose of loan:
This loan will be used to pay down credit cards and make a dent in some medical bills.

My financial situation: I am unemployed but also receiving committed financial support from my family. I am also actively looking for employment.
I am a good candidate for this loan because?Although I am unemployed, as I have been sick for the last year, I am now looking for a job and have previous qualified experience as a Nationally Certified Pharmacy Technician, where I was making approximately $30,000 per year. Due to my current situation I have moved back in with my parents and have no expenses other than repaying my credit card lines and medical expenses. My mother is helping me out financially and is committed to funding my financial obligations until I am able to find employment. Right now I am faithfully paying $150 per month on credit cards. If this loan is approved my monthly payments will be less than what I am currently paying. I will be able to pay off the credit cards and have some money left over to make a dent in my medical bills.

Monthly net income: approximately $400

Monthly expenses: $200
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $0
??Clothing, household expenses $25
??Credit cards and other loans: $150
??Other expenses: $25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	13.99% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	40%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	7y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	41	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$28,830	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bid-frog	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation Help Needed
Purpose of loan:
This loan will be used to? consolidate my debt.

My financial situation:
I am a good candidate for this loan because? I've made some mistakes in the past but am serious about getting my finances in order. Plan to work hard and perhaps get another job so I can get all my debt paid off.

Monthly net income: $ 3000

Monthly expenses: $ 0
??Housing: $ 0
??Insurance: $ about $320 every 6 months
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1500
??Other expenses: $ 150 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$95.86

Auction yield range:	2.99% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	3%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	3y 4m
Credit score:	820-839 (May-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	penny-surgeon	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a greener car.
I'm a Prosper lender with about 7500 invested.? I'm interested in buying a more gas-friendly vehicle and would like to augment my cash-on-hand. Instead of liquidating some of my Prosper notes, it's simpler to get a Prosper loan and repay out of my Prosper income.

This loan also gives me the opportunity to begin building a credit history on Prosper. It is my intention to carry the loan for the full 3 years. I'm likely to do further investing/borrowing on Prosper during that time.

The delinquencies on my profile resulted from my overlooking a small student loan in 2005, the issue is resolved and the debt is paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2006	Debt/Income ratio:	15%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$9	Stated income:	$25,000-$49,999
Amount delinquent:	$315	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worlds-best-wealth	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Simplifying debt
Purpose of loan: This loan will be used to simplify my debt and build my credit.
My financial situation:
I make $38522 per annum plus an average of $3000 in bonuses throughout the year. I do not have much debt and could pay off all my debt at any time if I wished. Right now have at least $19,000.00 in cash reserves with two banks, Washington Federal and Cascade Bank. My credit card currently has about $75 on it, use for things like lunches and gas, it cost me about $25 a month, however I pay it off usually every month or two. I have a car lease for a 2009 nissan altima which I love and about $5200 left, lease ends in 2012, it only cost me $255 a month. Insurance is $166 per month from Geico. Phone is about $90 a month. As far as rent I live with my family and pay for groceries and help with rent each month which is about $200 total. Please note the delinquent amount you are seeing here for $315 is not mine, I have a letter from the collection agency to prove that they have removed it from their records and I called recently to confirm that.
I am a good candidate for this loan because? I would like to consolidate debt and build credit and trust so that by next year I will be very financially strong to buy my first house. I have never been late with any bills I have and will continue to monitor all my bills when there due and make sure they get paid before there due. I work in the finance industry as a stockbroker and I absolutely love it!

Monthly net income: $
$3210 before taxes, about $2600 after.
Monthly expenses: $
Housing: $200
Insurance: $166
Car expenses: $255
Utilities: $0
Phone, cable, internet: $90
Food, entertainment: $100
Clothing, household expenses $50
Credit cards and other loans: $750 limit credit card, $75 used currently.
Other expenses: $20 for credit monitoring service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$161.99

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1984	Debt/Income ratio:	51%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	0y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$67,824	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	obedient-trade4	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF LOANS FOR CASH
Purpose of loan:
This loan will be used to? PERSONAL CASH FOR LOANS

My financial situation:
I am a good candidate for this loan because?I just need this amount to pay Loans for Cash that I took out while unemployed, please help. You can see that I have never been late on a payment I just need this opportiunity for help..?

Monthly net income: $ 2800.

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	2 / 1	Length of status:	2y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	3	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	412grill	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Infusion of Cash for Summer Season
Purpose of loan:
My Season Runs memorial day to labor day " Need cash for Inventory ,additional employees, and marketing" We have a liquor liscence and Grill.Memorial Day weekend was a success except for Rain!

My financial situation:
I am a good candidate for this loan because? The Profit Margins are High for example 350 people show up for a bikini contest "They pay a 10.00 Cover charge just to enter the building. Thats 3500.00 on a Sat night.

Monthly net income: $ Varies 2,000 Gaurantee 405 Net week "Commission based on revenue. 100%? I can get loan from merchant processor but pay 2000.00 fee to get advance on 20% hold on credit card transactions That will screw my cash flow up.

Monthly expenses: $
??Housing:?Paid Off?????????????
??Insurance: $ 350.00 (Health Life and Vehicle )
??Car expenses: $ 0.00 Paid?Off
??Utilities: $?150.00
??Phone, cable, internet: $?Job Supplies
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 1675.00 Three river front lots 75by 50 few years. 15yr note 170k
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	32%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	6y 4m
Credit score:	620-639 (May-2010)	Total credit lines:	18	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$1,742	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	2/ 3	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	lynnarra	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 79% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	6 ( 21% )	640-659 (Jan-2008)
Principal balance:	$603.63	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
manufactured home purchase
This loan will be used to? Purchases s mobile home in a park I have been preapproved for. My financial situation is good as I have almost paid off many debts and a promotion.

Monthly net income: $ 3883

Monthly expenses: $ 1800
??Housing: $550
??Insurance: $170
??Car expenses: $470
??Utilities: $100
??Phone, cable, internet: $75
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	0y 9m
Credit score:	660-679 (May-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,407	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	economy-halo0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen Equipment
Purpose of loan:
This loan will be used to? buy some kitchen equipment for a restaurant that will open in two weeks. I have been working on opening this restaurant for the past nine months.? I have poured all of my savings into this place and made it my full time job.? It is ready to go just ran into some faulty equipment that must be replaced in order to move forward.?

My financial situation:
I am a good candidate for this loan because I have maintained good credit, never gone bankrupt, have never had a late payment and have always paid off my debts.

Monthly net income: $ 0.? Right now I am paying myself to work.? I have been using savings and retirement accounts to fund this restaurant.

Monthly expenses: $ 852
??Housing: $ 0
??Insurance: $ 152.00
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 0
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$242.71

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1985	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	0y 4m
Credit score:	720-739 (May-2010)	Total credit lines:	28	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$75,007	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gopackgo04	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 80% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	1 ( 20% )	620-639 (Jan-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
Second Proper Loan - Moving Forward
Purpose of loan:
This is my second Prosper loan.? I retired from the military in 2009 and had a few months of unemployment.? I started a new job in January and would like to pay off some small debts and credit card balances that?accumulated while I was job hunting.?

My financial situation:
I am an excellent loan candidate due to my previous payment history and income.? My stated income includes only my pension and current salary, added to that is my spouse?s income and a monthly VA living allowance while I am attending college.? My job requires good credit and delinquencies are something I would avoid.? This loan will also allow me to consolodate and automate most of my monthly obligations and help ensure there are no late payments on any of my accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 24.96%	Starting monthly payment:	$269.84

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1983	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	7y 10m
Credit score:	700-719 (May-2010)	Total credit lines:	17	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$2,653
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gourd8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory to start new web site
Purpose of loan:
This loan will be used to fund more inventory in preparation for our new website launch.? Our old site was not website frieendly but did produce about 100,000.00 in sales per year.? We are anticipating $500,000.00 with the new website.

My financial situation:
I am a good candidate for this loan because I always pay my bills.
Monthly net income: $ 65000.00

Monthly expenses: $ 2726.00
??Housing: $ 1191.00
??Insurance: $ 210.00
??Car expenses: $ 0
??Utilities: $ 110.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	5 / 2	Length of status:	28y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	11	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fairness-oak1	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
seeing grandchildren, first time
Purpose of loan:
This loan will be used to?visit grandchildren

My financial situation:is good for my age
I am a good candidate for this loan because?I have a good track record of pay-back

Monthly net income: $ 674.00

Monthly expenses: $ 316
??Housing: $0
??Insurance: $40
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $100
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	10.99% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	61%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 13	Length of status:	27y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	48	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$30,333	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	commitment-processor	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MILITARY DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to consolidate a large portion of my revolving debts before I retire from the Air Force in?36 months.? ???

My financial situation:
EXCELLENT!? I am an active duty Air Force, Chief Master Sergeant E-9 with 27 years of service.? I will be retiring from the Air Force in 36mths after 30 years of dedicated service.? My spouse is an active duty Air?Force, Senior Master Sergeant with 18 years of?service.? We will both be paying off the loan and have an?IMPECCABLE?credit and payment history.? I am?GUARANTEED to pay this?loan off in full and on time.????

Monthly net income: $ 7700.00, Spouse makes 5700.00.? We also rent our home out and recieve $1,600.00 a month additional income.? Total monthly household $15,000?

Monthly expenses: $
??Housing: $ 1,450 (Rental Home we live in) ?
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 100
??Phone, cable, internet: $?200
??Food, entertainment: $200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ ?500
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	75%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	20 / 18	Length of status:	5y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,839	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	note-atlantis8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest debt
Purpose of loan:
This loan will be used to pay off high interest credit card debt, so, my 10month old and my wife will be at ease again.

My financial situation:
I have learned my lesson with credit cards, and now I just want to be rid of them. I have had a?credit card since I turned the age of 18. I have always made sure my payments?were on time. Since I had my first daughter I would like to be rid of my debt to be able to provide more for her.

Monthly net income: $ 2,100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$383.27

Auction yield range:	2.99% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 12	Length of status:	10y 1m
Credit score:	820-839 (May-2010)	Total credit lines:	34	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$12,671	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	revenue-anteater3	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card
Purpose of loan:
This loan will be used to?
Pay off a credit card that has 23% interest rate.
My financial situation:
I am a good candidate for this loan because?
I have a good job and so does my wife, we just don't want pay such a high interest rate. We want to close this acount because they continue to change our pay date in the hopes we will be late and they can get us with an high rate. They got us a few months ago, so we no longer want to do business with such a company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$95.68

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	1y 10m
Credit score:	760-779 (May-2010)	Total credit lines:	7	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	oyster7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Summer Travel Plans

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	52%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Credit score:	620-639 (May-2010)	Total credit lines:	28	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$14,458	Stated income:	$1-$24,999
Amount delinquent:	$14,457	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	s3BMan	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 45% )	620-639 (Latest)
Principal borrowed:	$7,750.00	< 31 days late:	11 ( 55% )	600-619 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Debt Consolidation
Purpose of loan:
This loan will be used to complete debt consolidation.?
I have already paid one Prosper loan in full and plan to use this loan to finish consolidating my left over debts.

My financial situation:
I have never missed a Prosper?payment, was able to fully pay my last Prosper loan with no issues, and have steady full time employment.

I do show one account delinquent in my credit profile due to a house going into foreclosure for various personal and employment reasons.? However, all of my other bills are up to date and paid each month.? I'm just hoping to simply consolidate my smaller bills into one payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	34%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	4y 5m
Credit score:	620-639 (May-2010)	Total credit lines:	20	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$18,670	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	yayee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	50 ( 100% )	620-639 (Latest)
Principal borrowed:	$11,500.00	< 31 days late:	0 ( 0% )	580-599 (Apr-2008) 620-639 (Mar-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off a credit card that recently jumped its rate to an unacceptable manner.

My financial situation:
I am a good candidate for this loan because I work full time as a nurse (LVN / LPN) I have a secure job in these uncertain times.? Also, I have paid back two previous Prosper loans on time, NEVER missing a payment.? As you can see, I made 50 payments on time!? I am a proven creditworthy applicant.

Monthly net income: $ 3000

Monthly expenses: $ 11000
??Housing: $ 500
??Insurance: $?100
??Car expenses: $?100?
??Utilities: $ 100
??Phone, cable, internet: $ (included in rent)?
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	7.99% - 19.00%	Estimated loss impact:	8.44%
Lender servicing fee:	1.00%	Estimated return:	10.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 2m
Credit score:	720-739 (May-2010)	Total credit lines:	12	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$1,890	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	CROSSFIRE7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Getting Married
I plan on using this Loan to pay for some Wedding Costs. Since joining prosper a few years ago, I have come a long way, I have worked very hard and things seem to continue too look up. I am marrying the love of my life and can't wait for our wedding day.

My financial situation: I am currently working two jobs. Both part time. I have had no gaps in employment since 2003 and have always held at least one job although I wear many hats. Currently I am a Student Assistant at the University I'm currently attending and a Part time Inside Sales Rep (hourly+commission) for a Professional Soccer team that just moved locations to the University I attend. I work between 30-40hrs a week between both jobs.
I am a good candidate for this loan because as an existing prosper loan user, I've successfully paid a previous loan well in advance and I know what it means to make this system function. I take everything I do seriously and in an attempt to save some money for my Wedding this November, I want to do the smart thing by saving where possible to ensure that I am setting myself up for success on my road to marriage. My fiancee has been ever so supportive in my going to school and working multiple jobs and has always confided in me. I have been attending school and have relied on loans, but currently face a situation where summer courses that will not be paid for. We have done an extaordinary job of communicating and educating ourselves about our finances as we do not want to fall victim to financial "divorce". We are well aware that money can drive people apart and the numbers back it up. So we are taking preventative measures by making smart financial choices and that's why I've come to PROSPER again. I plan to pay this loan off as promised and as fast as possible, with a track record to prove it in my last listing. I thank you for your time and you considering me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$188.85

Auction yield range:	2.99% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1984	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 14	Length of status:	21y 3m
Credit score:	800-819 (May-2010)	Total credit lines:	39	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$37,502	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blazing-treasure0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I have excellent credit and excellent job security.? (I work for the U.S. government.)? I have always been responsible with credit and am hoping to finally GET OUT OF DEBT.? The reason for my current debts is that until 2009 my husband and I had two mortgates and were unable to sell unwanted property.?? We were landlords, but we lost money and never made profit.? We sold at a tremendous loss. We are slowly rebuilding.? We hope to pay our smaller credit cards and then to work towards paying the larger ones.? We also need some cash for our expenses. A prosper loan will give us the start we need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	16.99% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	3 / 2	Length of status:	5y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	18	Occupation:	Sales - Commission
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$12,695	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	21
Screen name:	tender-gold587	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used to fund marketing expenses (advertising, mailouts, promotion campaigns, client lists, and inventory).

Thank you for giving me the opportunity to address this credit info.? The following series of events perhaps are unknown contributing factors to my credit report:
February 10, 2002 - Fraudulent activities on personal banking account
May 17, 2007 - Notice of breach of security from Illinois State Police containing Illinois Department of Financial and Professional Regulation information, including personal identifying information... in regards to Mortgage Licensees for the State of Ilinois.? My track record is Associate Staff Analyst as well as Mortgage Consultant.?

The current credit report is in no way a true reflection of my character at all.? The credit reporting systems in America is highly flawed.? I have reviewed and found damaging errors on my credit report for which I am working diligently to request immediate correction.?
Monthly Expenses
Mortgage $1308
Vehicle?$398
Utilities?$221
Insurance $63
Other(internet, phone, etc)?$192

Thanks again for your consideration for funding.? I respectfully await your decision.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$210.05

Auction yield range:	10.99% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	1y 11m
Credit score:	680-699 (May-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$20,172	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newest-liberty-hammock	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation
Purpose of loan:
This loan will be used to relocate and get settle into a new city with a new baby girl.

My financial situation:
I am a good candidate for this loan because I have a remarkable repayment history and I take pride in maintaining my credit score.

Monthly net income: $ 3320.00

Monthly expenses: $
??Housing: $ 575.00
??Insurance: $ 20.00
??Car expenses: $ 60.00 (gas)
??Utilities: $?60.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$361.47

Auction yield range:	16.99% - 16.99%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	3y 4m
Credit score:	640-659 (May-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,440	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-favorable-justice	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Money for my gfs dream wedding
Purpose of loan:
This loan will be used to pay for the wedding my girlfriend has always wanted.? I want all her wishes to come true and we have budgeted our wedding at $15k and I already have 13k saved.? I am asking for a loan for $10k just in case there are costs that come up.

My financial situation:
I am a good candidate for this loan because I am trustworthy and financially stable.? I work for the Department of Defense and have a very secure job.? All the income I am listing is mine only and after my fiancee and I get married, will increase greatly. Also, I can finance the whole wedding by maxing out all my credit cards, but I would like to keep those free.

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 73
??Car expenses: $ 80
??Utilities: $ 120
??Phone, cable, internet: $ 80
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 7	Length of status:	0y 1m
Credit score:	640-659 (May-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,389	Stated income:	$50,000-$74,999
Amount delinquent:	$208	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	gazer094	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I am currently working full-time, I got behind in payments due to a change in jobs and the time lapse that unexpectedly occurred due to the HR department of my new job. I will enroll in automatic withdraw for my payments and am eager to allow this loan to get me caught up on my bills and to help raise my credit score.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	3y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	8	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	trade-fixer1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for engagement ring
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 30.18%	Starting monthly payment:	$40.42

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	0y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	31	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$2,077	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	26
Screen name:	halebop	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for a Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 6200

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 300
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, : $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 1000
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1988	Debt/Income ratio:	25%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 7	Length of status:	18y 8m
Credit score:	680-699 (May-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,252	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	PleaseSetMeFree	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 720-739 (Aug-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Never late on Prosper & Lendng Club
Purpose of loan:? I expect to owe around $3500 on my federal and state income taxes and have about $500 in car repairs. 14 on time pymts for Prosper and 20 on time pymts for Lending Club.? Thanks in advance to those willing to take a chance on me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	2y 1m
Credit score:	640-659 (May-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,624	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unequivocal-return1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off school loan
Purpose of loan:
This loan will be used to pay off an existing college loan.

My financial situation:
I am a good candidate for this loan because I always make my payments on time.

Monthly net income: $ 2,000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$169.81

Auction yield range:	16.99% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	4y 4m
Credit score:	700-719 (May-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$4,346	Stated income:	$100,000+
Amount delinquent:	$63	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-jam	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surgery for my brother
Purpose of loan:
This loan will be used to aid my brother in surgery. He lost his job so he has no medical insurance. The hospital is asking for at least 4k down to perform the operation.

My financial situation:
I am a good candidate for this loan because i always pay my bills on time and i have worked for my company for over 4 years.

Monthly net income: $ 6500.00

Monthly expenses: $ 3800.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	0y 3m
Credit score:	720-739 (May-2010)	Total credit lines:	50	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$10,830	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-transaction-marsupial	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	13y 5m
Credit score:	640-659 (May-2010)	Total credit lines:	25	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$1,742
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	neighborly-listing8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New flooring, kitchen cabinets
Purpose of loan:
This loan will be used to? purchase flooring and kitchen cabinets and other items to improve the appearance and value of my home.

My financial situation:
I am a good candidate for this loan because?i am working to improve my cost of living and standard of living.?

Monthly net income: $
1500
Monthly expenses: $
??Housing: $ 190
??Insurance: $ 100
??Car expenses: $ 217
??Utilities: $ 250
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	34%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 6	Length of status:	6y 10m
Credit score:	680-699 (Jun-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$6,357	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	social-sage8	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment help.
Purpose of loan:
I'm in the process of buying a home, and need help paying closing costs with some money left over for repairs if needed.
My financial situation:
In the past I have made unwisely financial choses... But for the past 8 years I have been careful with my spending, and have't missed any payments to regain control over my credit score.

Monthly net income: $ Yearly with guranteed overtime I take home 49,000-51,000 a year. I can prove this with the last 3 years of my w-2.

Monthly expenses: $
??Housing: $ 0. (I live with my family)?
??Insurance: $ (800/year car insurance)
??Car expenses: $ 389/month
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100/month
??Clothing, household expenses $?
??Credit cards and other loans: $ 275/month?in total
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$162.65

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	20 / 20	Length of status:	4y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	57	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$112,012	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worth-cowbell	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Rate Card
Purpose of loan:
This loan will be used to pay off a single, high interest rate credit card.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and have an excellent job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$223.25

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	14y 1m
Credit score:	700-719 (May-2010)	Total credit lines:	23	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$24,002	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	troy0868	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
retire at 50
Purpose of loan: pay of credit cards

My financial situation:
I pay what I owe

Monthly net income: $4,000

Monthly expenses:?
??Housing:$1200
? Car expenses:$50
??Utilities:$200
??Phone, cable, internet:$100
??Food :$400
??Clothing, household expenses$50
??Credit cards and other loans:$600
??Investing:$200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2005	Debt/Income ratio:	40%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	0y 6m
Credit score:	660-679 (May-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	emphatic-capital493	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For An Engagement Ring
Purpose of loan:
This loan will be used to? Buy an engagement ring
My financial situation:
I am a good candidate for this loan because? i am able to afford the monthly payments and it will help my credit because I am young I am trying to build it as well

Monthly net income: $ 26,4000

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $
??Car expenses: $
??Utilities: $?70.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 68.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$144.77

Auction yield range:	16.99% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	3%
Basic (1-10):	5	Inquiries last 6m:	11	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	7y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	6	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,112	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	valiant-treasure7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Profit from Truck Alone Covers Pymt
One important point: I stay on track with my credit and have it reviewed every 60 days (hence the inquiries). It was just viewed last week and showed a 715 mid score, 738 high score and a 699 low score. Prosper shows a 640-659 and I am not sure why.

Purpose of loan:
This loan will be used to? purchase a box truck for my Furniture and Mattress Store. I have been subbing out my deliveries for the past few years and my drivers earn between $500 and $800 per month. My monthly payment of $511 will be covered from the profit in deliveries alone. I also just expanded to the retail space immediately next door. We have completed the improvements (Including creating a large adjoining doorway) and now need to fill the space with inventory. We are requesting the loan for: Box Truck, Flooring, Inventory.

My financial situation:
I am a good candidate for this loan because? once again, the profit from obtaining the Box Truck alone is going to cover the cost of this loan. Also, by expanding my space (it has doubled) I am able to fill it with more inventory creating more sales and more profit.

Monthly net income: $6,800

Monthly expenses: $ 3270
??Housing: $ 1100
??Insurance: $ 450
??Car expenses: $ 200
??Utilities: $ 350
??Phone, cable, internet: $ 220
??Food, entertainment: $ 450
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 50
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2002	Debt/Income ratio:	11%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	1y 8m
Credit score:	680-699 (May-2010)	Total credit lines:	12	Occupation:	Attorney
Now delinquent:	2	Revolving credit balance:	$749	Stated income:	$100,000+
Amount delinquent:	$10,484	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	terrific-greenback124	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Time!!!
Purpose of loan:
This loan will be used to pay off small credit cards and my son's school that he needs for his behavioral problems.

My financial situation:
I am a good candidate for this loan because I am employed and have been steadily employed as a professional (attorney) for the last 23 years.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.07%	Starting borrower rate/APR:	20.07% / 22.31%	Starting monthly payment:	$223.20

Auction yield range:	7.99% - 19.07%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	5y 9m
Credit score:	640-659 (Jun-2010)	Total credit lines:	19	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$36,512	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	balance-jujitsu	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan for student use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because??

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 11m
Credit score:	640-659 (May-2010)	Total credit lines:	13	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$3,228	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	equitable-return6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards and auto re
Purpose of loan:
This loan will be used to?payoff credit cards and repair my car

My financial situation:
I am a good candidate for this loan because?i always pay off my loans

Monthly net income: $3500

Monthly expenses: $
??Housing: $800
??Insurance: $100
??Car expenses: $0
??Utilities: $90
??Phone, cable, internet: $150
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$192.38

Auction yield range:	7.99% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1974	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	2y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	14	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$11,344	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparency-mole	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding for August Wedding
August 2010 Wedding

I am planning a wedding for 150 people and the reception cost is just over $7,000.? My fiance and I have already contributed $1,500 to the wedding ceremony, and we both have an additional $6,000 to contribute of our personal money, collectively.
We are expecting to use the $5,000 loan to cover the cost of flowers, cake, honeymoon, photographer, and invitations.

My fiance will be moving into my home decreasing the amount of our rent/mortgage budget by $450.? This is how we will be able to make our payments for the loan on time and regularly.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	2y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$20,221	Stated income:	$50,000-$74,999
Amount delinquent:	$3,164	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	return-virtuoso8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
Purpose of loan:
This loan will be used to make repairs on my car.

My financial situation:
I am a good candidate for this loan because I have secure employment, good income and pay habits.

Monthly net income: $ 4,247.62

Monthly expenses: $
??Housing: $ 1,328.77
??Insurance: $ 111.00
??Car expenses: $ 405.01
??Utilities: $ 87.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 450.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$30.92

Auction yield range:	2.99% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	19%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 8	Length of status:	1y 8m
Credit score:	780-799 (Jun-2010)	Total credit lines:	37	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,826	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	camellia25	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	780-799 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2008) 680-699 (Feb-2008)
Principal balance:	$2,938.80	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Paying off a high-interest loan
Purpose of loan:
This loan will be used to? pay off a high interest loan.

My financial situation:
I am a good candidate for this loan because?I have a good history of paying my bills. I have a current prosper loan that I have paid on for two years and have never missed a payment. I have a steady income and am reliable and responsible with my money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	25%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	3y 3m
Credit score:	640-659 (May-2010)	Total credit lines:	35	Occupation:	Analyst
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$333	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	Regansmom	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 86% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	4 ( 14% )	540-559 (Nov-2007) 540-559 (Oct-2007) 540-559 (Sep-2007) 540-559 (Aug-2007)
Principal balance:	$602.55	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Re-List #2 Paying off bills
Purpose of loan:
This loan will be used to?I am wanting to pay off the following bills: state income taxes - $678, federal income tax - $1825, my current prosper loan - $603, personal prop tax - $320,? 5 doctor and 3 hospital?bills -?$1574. I am currently paying on my state income taxes ($50 and $55 each), federal income tax ($55), and my current proser loan ($91). The taxes I am currently paying are included in other expenses listed below. My hope is to consolidate these bills?to have one payment, which would help me out considerably.

My financial situation:
I am a good candidate for this loan because? I do have a current Prosper loan I am current with, I was late?4 times previously and have learned from those mistakes.?On being late, I make sure to to pay as quickly as possible and I try my best to fix my mistakes.??I will be getting a increase in my income from a promotion in June 2010 with my federal govt job, so my paycheck will be consistent. I have improved my credit score by 80 points since having my current Prosper loan. My current loan will be paid in full in Dec. 2010. My income will be able to take care of this payment for this loan. This question was on my last listing, I do not have any credit cards so this is why my revolving balance is zero. Please let me know if you have any questions and I?be happy to?answer them. Thank you for your time and consideration.

Monthly net income: $ 2414.00

Monthly expenses: $ 2039.00
Housing: $ 870
??Car Insurance: $96?
??Car expenses: $ 160
??Utilities: $ 140
??Cable, internet: $122
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Prosper loan: $91
??Other expenses: $ 160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	4y 1m
Credit score:	620-639 (May-2010)	Total credit lines:	12	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,202	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	150%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	jobear	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 90% )	620-639 (Latest)
Principal borrowed:	$4,300.00	< 31 days late:	3 ( 10% )	600-619 (Apr-2010) 600-619 (Mar-2010) 600-619 (Feb-2010) 600-619 (Dec-2009)
Principal balance:	$805.38	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Cleaning up debt
Purpose of loan:
The purpose of my second loan is to lump my high interest credit card bills and personal loans into one payment.?

My financial situation:
This would be my second loan with Prosper.? I do still owe on my first loan with Prosper, but it is nearly paid off...I have 4 more payments.? My credit score is not the?greatest due to?my filing?bankruptcy in 2004, which was discharged.? This bankruptcy was the result of my closing a small coffee shop that I owned.? I've made a few bad financial decisions in the last couple of years and my credit has taken another beating.? On 3/4/2010 I received a promotion at the company that I have been with now for 4 years.? I have received a nice raise and have been re-assigned to a location much closer to home in an HR position.? Prosper has helped me once and I hope can help me again.? I refuse to give up.

I appreciate the time you have taken to read my request and hope that even though I am listed as "high risk", you give my loan consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$287.24

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	6y 10m
Credit score:	700-719 (May-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$131,664	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	shiny-wampum0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private note that was used to make improvements on my home.

My financial situation:
I am a good candidate for this loan because I will be sure to make the payments on time, and will try my best to pay off the loan early.

Monthly net income: $ 8300

Monthly expenses: $ 2800
??Housing: $ 1500
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 38.42%	Starting monthly payment:	$44.84

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 2	Length of status:	2y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	unrivaled-bazaar6	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$78.47

Auction yield range:	10.99% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	3y 8m
Credit score:	680-699 (May-2010)	Total credit lines:	30	Occupation:	Construction
Now delinquent:	2	Revolving credit balance:	$1,244	Stated income:	$50,000-$74,999
Amount delinquent:	$223	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	19
Screen name:	asset-chestnut	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
I am applying for this loan to help me advertise my internet marketing business online without having to take away from my family budget.? I have a good job that pays well but I work out of town a lot and would like to work for myself in the next 5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$80.85

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	5y 3m
Credit score:	680-699 (May-2010)	Total credit lines:	41	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$9,094	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 3	Homeownership:	Yes
Delinquencies in last 7y:	37
Screen name:	astute-worth0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
funeral expenses for mother
My mother unexpectadly passed away 5/30
she didnt have life insurance and we are trying to cover funeral expesnse.
my wife makes $63,000 a year and I make about $70,000
we both have worked for Sprint for 5 years and we are perfect canidate for this loan because we are reliable and have been with our employer for a long time.
Please, we need help to bury my mother.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2007	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	1y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	7	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$1,752	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rjmdez	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because? im in the military ????

Monthly net income: $ 2806

Monthly expenses: $
??Housing: $ 275
??Insurance: $ 55
??Car expenses: $ 175
??Utilities: $ 20
??Phone, cable, internet: $ 90
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 4	Length of status:	21y 9m
Credit score:	600-619 (May-2010)	Total credit lines:	13	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	tender-bazaar	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2009) 640-659 (Oct-2009)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
payoff credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.07%	Starting borrower rate/APR:	20.07% / 22.31%	Starting monthly payment:	$275.27

Auction yield range:	7.99% - 19.07%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1969	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 17	Length of status:	8y 8m
Credit score:	680-699 (May-2010)	Total credit lines:	36	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$83,101	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pound-pear	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1st Prosper Loan
Purpose of loan:
This loan will be used to establish myself as a reliable Prosper borrower.? My goal is to get my credit card interest rate below 10% within a year.? To do this, I need to gradually pay down higher credit card balances.? This is an aggresive goal, and with your help and I can accomplish it.

My financial situation:
I am a good candidate for this loan because I have not missed any payments. My credit score is in the upper 600s and I have been with the same employer for almost 9 years.? I'm not quite sure why prosper?only gave me a C rating.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 300
??Car expenses: $
??Utilities: $?150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$185.26

Auction yield range:	2.99% - 6.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 8m
Credit score:	800-819 (May-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jabab	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cover my tax payment
Purpose of loan:
To cover my expenses until my corrected tax return refund arrives - 8 to 12 weeks.
I made an error on my original tax return that caused me to over pay my taxes by $6,000.
A corrected return was filed and they said it will take 8-12 weeks to refund my overpayment.

My financial situation:
I am a good candidate for this loan because because I am getting a refund from the IRS that I will use to pay this back and I have stocks and cash savings of more than $14,000 that I can use in the event that I need to pay this loan off before the terms are up.

I have a very high credit score that I work hard to maintain and I work for a Fortune 50 company as a Manufacturing Engineer. My take home pay is more than I need to survive and I only "play" with money that is left over after investing in my 401K, savings, and paying off my monthly bills.

I am not in need of this loan in order to avoid default or because I cant take out of my savings to pay off the debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$113.03

Auction yield range:	10.99% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2006	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 11	Length of status:	2y 0m
Credit score:	700-719 (May-2010)	Total credit lines:	35	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$1,897	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	BOYFROMVEGAS	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2010) 680-699 (Dec-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Vacation with my parents.
Purpose of loan:
First I want to thank very much all of those who trust me and invested, it was my pleasure to do business with you! My parents will came to visit me from Europe and I want to show them some places on this summer vacation. I did not see them since three years ago, and I want to have good memories and enjoy them.This loan will be used to pay for this vacation.

My financial situation:
I am a good candidate for this loan because I have good credit history and my first loan proves I am a good investment. I can repay on time without a problem this loan, only this time it?s going to take longer than 4 times to pay back. I do not know why Prosper ranked me with HR from C, when my expenses and revolving credit balance went down and my credit score went up, now after only 2 weeks changed to D!!! I am a very low risky investment so please bid without worries. I will respect and honor my contracts and promises.

Monthly net income: $? 2000.00

Monthly expenses: $ 1,367.00
??Housing: $ 400.00
??Insurance: $ 116.00
??Car expenses: $ 251.00?
??Utilities: $ 0.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 350.00?
??Other expenses: $ 75.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$79.73

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1973	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	12y 5m
Credit score:	760-779 (Jun-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,582	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	marketplace-monger2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2008 addl tax due IRS
Purpose of loan:
This loan will be used to? pay additional income tax for year 2008 per notice from IRS. I used Turbo Tax to file my federal and state taxes but apparently there was a programming problem as I have now been sent a bill for balance due from IRS.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time, have been employed in the insurance industry for 43 years and the purpose for this loan was not foreseen by me
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$258.01

Auction yield range:	16.99% - 30.00%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	5y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	9	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$3,762	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dolphin295	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Canditate
Purpose of loan:
This loan will be used to pay off all credit cards and my loan. I am a 29 year old supervisor for a security company and I am currently running three sites. We our expanding and our future looks very bright. I have been with this company soon to be 6 years. Job securtiy is extremely good. I am soon to be married and my future husband is an electrician and farmer. He is very good with money and I would like to come into the marriage debt free.

My financial situation:
I am a good candidate for this loan because I am always on time with my payments. I have no house payment but a few utlities and car payment. I canceled the same loan through a bank because I feel more comfortable and like the idea of Prosper rather than dealing with the financial institutions. This is my first loan through?Prosper?and I hope that its a good decision on my part.

Monthly net income: $ 1650 before overtime

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 375
??Utilities: $ 158
??Phone, cable, internet: $?79
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?373
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$325.37

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 6	Length of status:	11y 2m
Credit score:	740-759 (May-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,389	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	natiT80	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 95% )	740-759 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 5% )	660-679 (Apr-2008) 600-619 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Taking care of funeral costs
Purpose of loan:
This loan will be used to? replace the credit card and loan balance I currently have.

My financial situation:
I am a good candidate for this loan because?I keep my debt to income low.
Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 125.00
??Car expenses: $ 0
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $?400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 14	Length of status:	2y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$26,359	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	entertaining-durability2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Private Note
Purpose of loan:
This loan will be used to pay off a private note from a friend that was used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I wil lmake the payments on time.

Monthly net income: $ 7500

Monthly expenses: $?3056
??Housing: $ 2656
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1974	Debt/Income ratio:	48%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 7	Length of status:	3y 2m
Credit score:	660-679 (May-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$21,295	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	WalyaWalya	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	57 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,350.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2008) 560-579 (Feb-2007)
Principal balance:	$2,297.44	31+ days late:	0 ( 0% )
Total payments billed:	57
Description
Website and Inventory Upgrade
Purpose of loan:
This loan will be used to fund a needed website upgrade to include new products and information upgrades, plus added inventory to accommodate a broker sales network for the business. Up to $2,000 of the loan (hopefully less) may be used to return funds to myself which I have lent to the company; so that I can get a hernia operation. This depends on how much I can save meantime.

My financial situation:
I am a good candidate for this loan because I HAVE FULL-TIME EMPLOYMENT FOR THE SAME EMPLOYER FOR OVER 3 YEARS, AND I HAVE A PART TIME BUSINESS THAT IS HOLDING ITS OWN, even in this economy. Also, I have been a resident of Orange County, California for 28 years, and now at the same location in Garden Grove for the past 3 years. I have family here, as my mother and sister live close by me, and my business, church and personal support group is here. I have a high revolving balance due to start-up expenses for the business in 2006. Eventually, these will be brought down to lower levels.

Monthly net income: $2,600

Monthly expenses: $
Rent $450, Car loan $340.85, Revolving Debt $657, Car insurance $88, Gas $100, Food $150, Phone $58, Storage $164, Current Prosper Loan $190.57, Incidentals $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$258.89

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 15	Length of status:	5y 5m
Credit score:	760-779 (May-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$55,953	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-trophy7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
I plan to use the fund to pay off my BOA CC, which has an interest rate of 27%..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	22%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 6	Length of status:	12y 3m
Credit score:	660-679 (May-2010)	Total credit lines:	31	Occupation:	Teacher
Now delinquent:	2	Revolving credit balance:	$290	Stated income:	$25,000-$49,999
Amount delinquent:	$448	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	faithful43	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	9y 6m
Credit score:	640-659 (May-2010)	Total credit lines:	15	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$10,350	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-listing-jaunt	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
travelling
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$323.61

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	7y 1m
Credit score:	720-739 (May-2010)	Total credit lines:	21	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$24,426	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dough-brilliance2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 71% )	720-739 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	1 ( 14% )	740-759 (Oct-2009) 760-779 (Sep-2009)
Principal balance:	$7,548.26	31+ days late:	1 ( 14% )
Total payments billed:	7
Description
Paying off high interest cards
My financial situation: ??

I am a good candidate for this loan because..

..
1. I have a very good full-time job (software engineer) earning?$96,000/yr?

2. My mortgage is only $1400

3. My car paid

4. My wife car is also paid

5. We only have $300 in utilities

i used my credit to help my company and now i want to reduce some interests on credit cards.

i got late in two payments in prosper because it was not automatic to my account, after that happens i got it into automatic and never happens again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	16.99% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	0y 11m
Credit score:	660-679 (May-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$173	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	organized-bazaar290	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furnishing home/office.
Purpose of loan:
This loan will be used to furnish my apartment/office.

My financial situation: I have one delinquency in the last 7 years, no bankruptcies.
I am a good candidate for this loan because this

Monthly net income: $ 2700-3500 depending on clients. I am a therapist so my income is based upon clients I see on a monthly basis.

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 100
??Car expenses: $ 0 (car is paid off) only expense is gasoline.
??Utilities: $ 75
??Phone, cable, internet: $ 100
??Food, entertainment: $ 60
??Clothing, household expenses $
??Credit cards and other loans: $ 66
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	28%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	4y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	42	Occupation:	Clerical
Now delinquent:	3	Revolving credit balance:	$4,413	Stated income:	$25,000-$49,999
Amount delinquent:	$4,394	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	30
Screen name:	reward-launcher4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because I deserve a 2nd chance

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 545.00
??Insurance: $
??Car expenses: $ 535.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	254%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	5y 3m
Credit score:	640-659 (May-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,974	Stated income:	$1-$24,999
Amount delinquent:	$84	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	clean-commitment7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New addition/ Home Improvement
Purpose of loan:
I recently bought my first home in May 2010.?I have been putting in a lot of work?fixing up the new?place and making it more?comfortable for my family. The home was?built in 2010.?However, there are still some improvements I would like to make such as?landscaping,?furnishing and tiling the kitchen. I am also proud to be having a new addition to the family soon?and will be taking maternity leave?I have figured that these improvements and?Maternity?will cost 13,000.

Explanation of borrower's credit profile

The $84 showm above is from Columbia House & has been resolved. The debt to income ratio reflects?the?purchase of a new?home.

My financial situation:
I am a good candidate for this loan because I have great job secuirty as a Respitory?Therapist?and?minimal debt. So making monthly payments will not be a problem.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 1,793
??Insurance: $77
??Car expenses: $350
??Utilities: $ 275
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 55
??Other expenses: $ Tithes 10% of? take home
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	31%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	0y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	38	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$42,987	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cognizant-wampum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off one of my credit cards and get ahead of my debt.?

My financial situation:
I am a good candidate for this loan because there is income beyond my base pay that is deferred.? I have a bonus (20k) coming in March plus un-vested stock that I can access starting next May to help me eliminate my debt more rapidly.

Monthly net income: $?8000

Monthly expenses: $ 6100
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$157.94

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	27%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Credit score:	680-699 (May-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,175	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thorough-payment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off three loans
Purpose of loan:
This loan will be used to?pay off higher interest loans?

My financial situation:
I am a good candidate for this loan because?I? pay all my bills and will make the payments on time.?

Monthly net income: $
My income varies due to commissions. I have been in sales for the past 13 years.
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	57%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	29 / 24	Length of status:	4y 9m
Credit score:	700-719 (Jun-2010)	Total credit lines:	72	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,938	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	seer72samone	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,700.00	< 31 days late:	0 ( 0% )	700-719 (Dec-2009) 680-699 (Sep-2008) 640-659 (May-2008) 700-719 (Nov-2007)
Principal balance:	$3,832.11	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
taking a bite out of debt
Purpose of loan: Is to consolidate high interest bills?
My financial situation:
Hello Prosper Family, I am back again asking for help taking a bite out of my bills. Currently I have one Prosper loan that I am paying off and have decided to take out this loan to consolidate some more of my?other bills.?I am a good candidate for this loan because I?always pay my bills on time and have not defaulted on any of my debts. Thanks to everyone in advance for considering?this loan.

Monthly net income: $ 5034(including my spouse)

Monthly expenses: $???

Housing/mortgage:??????????????????????$ 1,150

Credit cards/loans :??????????????????????$1000.00??

Insurance:??????????????????????????????????? $225.00

Car :??????????????????????????????????????????? $?686.00??

Utilities:????????????????????????????????????? ?$160.00???

Phone, cable, internet:???????????????? ?$?311.00??????

daycare:??????????????????????????????????????$ 740.00???

Food:???????????????????????????????????????? $240.00??????????????????????????????????????????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 5	Length of status:	18y 10m
Credit score:	720-739 (May-2010)	Total credit lines:	33	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$7,023	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	compatible-coin6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My own reasons
Purpose of loan:
This loan will be used to?
This loan will be used to pay off a high APR credit cards that are left over from my divorce?and give me a peace of mind it is taken care of prior to me deploying for 2 years and also to help me resod my yard which the HOA have been sending me notices to do since we had a?numerious freezes here over the winter it has killed my grass.?I will set up a allotment to guarantee the loan payment is made each month and to ensure the loan is repayed with in 2 years. Thank you to all who bid and in helping me with this.
My financial situation:
I am a good candidate for this loan because?
I am a hard working American soldier and I am 100% trust worthy to repay what I borrow.
Monthly net income: $
4700.00
Monthly expenses: $
??Housing: $?2000
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $?150
??Phone, cable, internet: $ 75
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	38%
Basic (1-10):	3	Inquiries last 6m:	18	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	27 / 25	Length of status:	1y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	60	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$26,362	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	radiant-principal6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off private loans that were used for home improvements.

My financial situation:
I am a good candidate for this loan because I will make the repayments on time and can possibly pay off the loan early.

Monthly net income: $
8750
Monthly expenses: $
??Housing: $ 2250
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 2251
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	22 / 21	Length of status:	2y 6m
Credit score:	700-719 (May-2010)	Total credit lines:	59	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$138,798	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-bonus	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Loan Purpose
This loan will be used to expand and fund my business.

Business is recession proof; I sell Medicare plans.
My?income continues to grow; I am adding over $400 per month in recurring income.

See below (through 2010 are actual, beyond that are estimated based upon current production continuing)Income:2010:$68,3092011:$128,7632012:$165,033
Monthly exp.: $
??Housing: $ 3306????
??Ins: $?660????
??Car : $?450
??Util: $ 550
??Phone, etc: $ 350
??Food: $ 600
??hh exp $ 200
??CC and oth: $3500
??Other? $ 2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$167.01

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	3y 1m
Credit score:	680-699 (May-2010)	Total credit lines:	38	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$31,359	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	order-stronghold5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit Card- Bye Bye BoA!
Purpose of loan:
This loan will be used to pay off my Bank of America credit card. BoA greatly increased my interest rate over the last year and recently cut my credit line as well. I don?t want to do business with them any more. Their loss is your gain! This is my first experience with a peer-to-peer loan- it seems like a good deal for everyone involved.

This loan will be used to pay off the credit card. I will cancel the card after payoff. The payment for this loan will be approximately the same as the minimum monthly payment for the credit card.

My financial situation:
I am a good candidate for this loan because I have an impeccable payment history. I have never missed a payment or defaulted on any loan, ever.

I have a steady, well-paying job as a lead engineer with a stable Fortune 50 company. I?ve been with this company for 3 years and have been in the industry for over 9. I recently completed an MBA and will likely be receiving a promotion within the next few months. My wife is employed by the federal government in the medical field and has 10 years of seniority in her agency. We have significant financial investments, over $100k, but choose to carry debt and keep our investments intact. Our AGI was $123,996 on our 2009 tax return.

Monthly net income: $ 7450 (household, not including bonuses or investment income)

Monthly expenses: $ 7000 (household, approximate)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$230.85

Auction yield range:	7.99% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	3y 8m
Credit score:	720-739 (May-2010)	Total credit lines:	12	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$3,709	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-finance-cupcake	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better rates for a better life
Purpose of loan:
This loan will be used to pay off my credit cards and purchase an engagement ring.? I want to get stable and have one single monthly payment before I propose the the woman I want to spend the rest of my life with.? I'm very lucky to have a great job, I also own my home and I've finally found the missing piece.? I believe in working hard and we want to have a family when we're married so it's important to me that I'm sorted - I won't propose until I'm ready.
I could easily get store credit or throw the engagement ring cost onto a credit card but I prefer the idea that hard-working people are earning interest from me than the banks.

My financial situation:
I am a good candidate for this loan because I have NEVER been late on a payment, I've never defaulted on anything - I always pay may way.? I have?a settled job at a very stable company, I was recently commended at the quarterly meeting for the recent work I've been doing.

I have a? $2,000 home improvement line of credit I took out for a water softener and $2400 in credit cards that I will use this loan to repay,? This will allow me to spend what I need on a ring and still budget another $400 a month for saving for the wedding.

Monthly I make $6,500, my bills are as follows:
$1,558 mortgage
$200 Electricity
$125 Internet, tv, cable
$70 cell phone
$50 gas
$200 food
$285 auto loan
I also have $500 a month into a 401(k) and another $140 a month for optional life insurance and Aflac coverage taken out of my paycheck before Uncle Sam steps in.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$121.50

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	38%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	2y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	12	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$8,758	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	return-fox435	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation - Baby coming
The purpose of this loan will be to consolidate some debt prior to my new baby coming. Please help out!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.90%	Starting borrower rate/APR:	15.90% / 18.08%	Starting monthly payment:	$351.08

Auction yield range:	3.99% - 14.90%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 12	Length of status:	17y 11m
Credit score:	720-739 (May-2010)	Total credit lines:	24	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$37,389	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	daughtergettingmarried	Borrower's state:	Tennessee	Borrower's group:	Thousand Dollar Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 95% )	720-739 (Latest)
Principal borrowed:	$1,900.00	< 31 days late:	1 ( 5% )	600-619 (Dec-2009) 460-479 (Jun-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Home Office for Proven Borrower
Hello, Thank you for looking at my loan.?? I am a middle aged veteran of the software industry and have been employed steadily for 20+ years.? Now I am hoping to build a tech-friendly home?office addition to my house that will allow me to work from home more and take on?independent projects.? I am pleased to be seeking my second loan from Prosper after Prosper lenders helped me fund a modest wedding party for my daughter a few years ago.?? I paid my first loan off about a year early.?? My base salary take home pay is $5300, my housing payment is $1400, utilities $500, car/fuel $400, credit cards $800, entertainment/clothes about $400, charity (at kiva.org) $200 and other misc. bills are <$500 a month.?? I usually have $1000-$1300 leftover at the end of each month that generally goes to savings.?? I also get quarterly bonuses at work which are $5-$15k.??? A few years ago I went through a divorce and had to pay for my wife's medical and living?costs for over a year, which racked up over $100k in debt, but I have managed to pay that down to around $35k, which is now on 3 revolving credit lines at about 11% interest.?? My lowest available APR on a credit card is 16% and I would rather fund this project on Prosper, where I've already been for 4 years and hope to be for many years to come as a lender eventually.? Thank you for your time and interest!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 30.33%	Starting monthly payment:	$40.50

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2003	Debt/Income ratio:	19%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	5y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	11	Occupation:	Food Service
Now delinquent:	1	Revolving credit balance:	$700	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	banker737	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My 3 last payments of my car
Purpose of loan:
This loan will be used to?paying off my?3 last payments of my car?

My financial situation:
I am a good candidate for this loan because? i am honest with my self and others

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $250
??Insurance: $95
??Car expenses: $252
??Utilities: $112
??Phone, cable, internet: $69
??Food, entertainment: $150?
??Clothing, household expenses $0
??Credit cards and other loans: $32
??Other expenses: $103
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 36.73%	Starting monthly payment:	$89.67

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	4y 9m
Credit score:	680-699 (May-2010)	Total credit lines:	9	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$6,056	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	silver-crescent	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"paying house bills"
Purpose of loan:
I am expecting a child at the end of September 2010 and my husband just graduated this spring and he is looking for a job. I am working part time because of my pregnancy. I need the money for my household needs for couple months (9 months at most).

My financial situation:
I am a good candidate for this loan because my husband has a Master degree in law and our income will improve significantly. We both have a good credit score and don't live beyond our needs. This situation is temporary until we get back to our feet. We ask $2,000 because we can pay it back. We are current with our mortgage and will continue to pay it.

Monthly net income: $
25000
Monthly expenses: $
??Housing: $ 1250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1976	Debt/Income ratio:	22%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	12y 4m
Credit score:	640-659 (May-2010)	Total credit lines:	41	Stated income:	$50,000-$74,999
Now delinquent:	7	Revolving credit balance:	$1,503
Amount delinquent:	$18,651	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	44
Screen name:	goldmnr	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off a high interest loan
Purpose of loan:
This loan will be used to?pay off a high interest loan with hfc?

My financial situation:
I am a good candidate for this loan because? i am retired with a fixed income of 4200 p/m tax free (disability from viet nam) my deliq. are from a divorce and are over 3 years old my current bills are current no late fees and paid on time and almost all credit cards paid off

Monthly net income: $ 4227

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	30%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	6y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$6,284	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	platinum-chime3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Having a Medical Procedure
Purpose of loan:
This loan will be used to assist in paying for my lap band medical procedure.

My financial situation:
I am a good candidate for this loan because I am?responisble and make my bills my first priority.?

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $533.17?
??Insurance: $ 99.00
??Car expenses: $ 507.52
??Utilities: $ 40.00
??Phone, cable, internet: $60.00
??Food, entertainment: $ 40.00
??Clothing, household expenses $40.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 0.00`
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	9y 3m
Credit score:	780-799 (May-2010)	Total credit lines:	23	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$179	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	resolute-kindness9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!!!
Purpose of loan:Pay Off credit card debt!
This loan will be used to end my use of credit cards!

My financial situation: I am working towards a debt free life and currently have a very low debt to income ratio, but because of some mistakes in my teenage years my FICA score continues to suffer.
I am a good candidate for this loan because am military with a family. I currently work 2 jobs to continue to pay down debt and this loan would just help me in the next step.

Monthly net income: $ 7100

??Housing: $2074

??Insurance: $57

??Car expenses: $460

??Utilities: $150

??Phone, cable, internet: $140

??Food, entertainment: $500

??Clothing, household expenses $100

??Credit cards and other loans: $400

??Other expenses: $350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1986	Debt/Income ratio:	56%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	4y 10m
Credit score:	680-699 (May-2010)	Total credit lines:	33	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$59,531	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	open-truth6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off some high interest debt to restructure our finances and get some relief and more monthly cash flow.

My financial situation:
I am a good candidate for this loan because I have a professional position with steady income. My husband is a Veteran who has received his training as a teacher and is now full-time employable. We have consistently paid our debts. We just need to restructure to pay off debts and build our credit back up.

Monthly net income: $ 4000, but soon will be $6000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 292
??Car expenses: $ 480
??Utilities: $ 125
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	0y 0m
Credit score:	640-659 (May-2010)	Total credit lines:	38	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$10,699	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	san408jose	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business use loan: $2500
Purpose of loan:
This loan will be used to? living expenses while training at new job

My financial situation:
I am a good candidate for this loan because? equifax score of 698, transunion 686, only 1 30 day late pmt dec 2006

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 300
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	10%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 1	Length of status:	0y 1m
Credit score:	700-719 (May-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	moola-explorer	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to?buy a car. My last one just died.

My financial situation:
I am a good candidate for this loan because?I have never been late on any payments. I am university educated and have a higher earning potential than what I am now making. Even with my current job I can easily make my loan payments.

Monthly net income: $ 2,400

Monthly expenses: $ 1100
??Housing: $400
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $75
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $0
??Other expenses: $140
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$592.83

Auction yield range:	7.99% - 23.55%	Estimated loss impact:	7.56%
Lender servicing fee:	1.00%	Estimated return:	15.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	21%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	30y 4m
Credit score:	760-779 (May-2010)	Total credit lines:	22	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$11,077	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	prudent-economy3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting House Back In Tip Top Shape
Purpose of loan:
This loan will be used to?? Houses are not built like they were when I was young. There is a lot of things I want to do before I get too old to do them. This house is my biggest investment, and I would like to keep it in top condition.

My financial situation:
I am a good candidate for this loan because?? I am still working full-time, I do not plan to retire, I will work until I need a mart cart to haul my cakes and stuff in. I am from the old school, where you are raised to work hard, pay your bills, honor your commitments, and always give it your best. My father was a self-employed iron worker, and he taught us great work ethics that we have carried all thru our lives.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	4%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	11y 10m
Credit score:	720-739 (May-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$80	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	top-profitable-peace	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new bed bad back
Purpose of loan:
This loan will be used to? new bed and couch, based on back issues from car accident

My financial situation:
I am a good candidate for this loan because? I am responsible and hard working. I have a secure job, and I working towards rebulding my credit

Monthly net income: $ 5,000.00

Monthly expenses: $
??Housing: $ 2200.00
??Insurance: $ 175.00
??Car expenses: $ 0.00
??Utilities: $?250.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	10%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	2y 6m
Credit score:	640-659 (May-2010)	Total credit lines:	17	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$577	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	26
Screen name:	value-rotation	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off 401k loan
Purpose of loan:
This loan will be used tp pay off 401k loan

My financial situation:
I am a good candidate for this loan because?
I am going to pay off a 401k loan. Then borrow 14k from my 401k pay this loan off and make home improvments
Monthly net income: $ 2400

Monthly expenses: $ 1815
??Housing: $ 700
??Insurance: $ 80
??Car expenses: $ 310
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 36.73%	Starting monthly payment:	$224.18

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	4y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	27	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,326	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	leverage-cologne	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Medical Expenses
Purpose of loan:
This loan will be used to cover a medical procedure not covered by my health insurance as it falls under the "pre-existing condition" category.

My financial situation:
I am a good candidate for this loan because I have job?stability?and I?am a responsible and mature person who pays their?bills on time every month.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	62%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	15 / 12	Length of status:	5y 3m
Credit score:	640-659 (May-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,774	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-enchanted-wampum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need help to take a summer class!
Purpose of loan:
This loan will be used to attend summer classes at DeVry University. i'm?attending DeVry to obtain my BA in Project Mgmt.

My financial situation:
I am a good candidate for this loan because?I have good employment history and I plan to buy a home in the next two years so I will not default to jeopardize my credit standing. My credit score isn't high enough to take out a private student loan so that isn't an option for me. My debt ratio seems high since all of my loans (ie two cars, credit cards) are joint with my partner who I've been with for the past seven years.

Monthly net income: $ 4000?

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 80
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $?
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 6.84%	Starting monthly payment:	$766.23

Auction yield range:	2.99% - 5.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1987	Debt/Income ratio:	12%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	23 / 21	Length of status:	10y 4m
Credit score:	800-819 (May-2010)	Total credit lines:	54	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,935	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	engaging-funds1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for business
Purpose of loan:
This loan will be used to help with working capital for an existing franchise I am about to purchase. I have enough money to puchase it and to provide for the working capital, but do not want to deplete all of my savings.?The business itself has an asking price of $90K and is netting around $30K per year. It has done more in the past and? believe I can double sales within a few years. I can make the payment on the loan without taking from the business, however this will be added income to use if necessary as well. My wife who is a homemaker and mom will be able to manage the business while I continue at my present position. I do not have to have this loan, however it will be convenient for me and would like to get it at the interedst rate I listed or lower.

My financial situation:
I am a good candidate for this loan because I have a high credit score. I have $104K in savings of which $80K is in mutual funds and the remainder is in CD's and money market. I have a 401K of $65, a regular IRA of $30K, a roth IRA of $10. I have little outsanding debt. I have a homeowners equity line of creditof $40K and owe only $9K at a 5.5% rate. I have a Best Buy charge of $2500 which is interest free for the next 30 months. My automobiles are paid for and I have a net worth of around $350K. My income from my job is $110K per year and I have another source of income through SS? for my boys? bc their mom died of $10K per year. I can pay the loan to Prosper form my income without going to the business I plan to purchase, however if need be I have the business to rely on as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	42%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 8	Length of status:	2y 0m
Credit score:	620-639 (May-2010)	Total credit lines:	19	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$15,390	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	Firestalker	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	600-619 (Feb-2008) 560-579 (Jul-2007) 520-539 (Jul-2006) (Feb-2006)
Principal balance:	$1,630.08	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Buying Beaters and Reselling
I'm looking at purchasing older vehicles in need of minor mechanical or cosmetic flaws. I come from a bodyshop back ground and mechanical back ground. Just looking to make extra money by buying and selling 4 or 5 cars a year. I'm currently a?firefighter and have been been for the last two years. I have a full set of tools from my father's shop that has closed and I may use.?

I'm looking at older Ford Explorers and Expeditions from craiglist?needing quick sale cleaning them up doing a few thing too them and reselling them for?a $300-$500 profit. If I can do one a month great if not 3 or 4 a year?will be great.?I live?on a prime location on a road that has major traffic everyday.

What makes me a good canidate?
My other prosper loan has been paid on time for 26 about to be 27 payments. I make just at $32000 a year. About to get another 2.5% because of me completing EMT School.?My wifes paycheck takes care of the mortgage and household bills and my checks take care of the credit card debt.

Please email me with any questions.

Please contact me with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$328.28

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2003	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 18	Length of status:	4y 8m
Credit score:	720-739 (May-2010)	Total credit lines:	24	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$14,437	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hershel142	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate high interest rate credit cards. The cards were used for?major home improvement projects such as energy efficient garage doors, energy efficient exterior doors, and an updated tiled bathroom.?The total credit card balance is $7965.00?. The improvements have increased the equity in our home?by approximately?$10000.00 and save us on our montly utility bills. This prosper loan will be used to decrease the amount of time it takes to pay off the credit cards.

My financial situation:
I am a good candidate for this loan because I have the monthly income to guarantee payment for this loan. This loan will also free up approximately $250.00 extra dollars from my monthly budget which can be?put into savings.?

Monthly net income: $4600.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 170.00
??Car expenses: $ 320.00
??Utilities: $ 250.00
??Phone, cable, internet: $100.00
??Food, entertainment: $600.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $?185.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$30.92

Auction yield range:	2.99% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	4%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	16y 7m
Credit score:	840-859 (May-2010)	Total credit lines:	22	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$947	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benjamin67	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in Prosper
Purpose of loan:
This loan will be used to?reinvest in Prosper

My financial situation: I make a steady salary and I have limited dept.
I am a good candidate for this loan because?I have a decent credit score and always pay my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	2y 8m
Credit score:	680-699 (May-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,258	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-solo0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting new office computers
Purpose of loan: We are buying 6 new office computers and a new server to update out system.

My financial situation:
I am a good candidate for this loan because I have a good credit score, no late payments, no delinquent accounts, a good bankcard utilization, and am a great borrower.?

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 120
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	7.99% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	0y 0m
Credit score:	780-799 (May-2010)	Total credit lines:	10	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gorgeousguile	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MBA Business School Tuition/Books
Purpose of loan:
This loan will be used to

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	43%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 9	Length of status:	9y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	46	Occupation:	Nurse's Aide
Now delinquent:	16	Revolving credit balance:	$3,580	Stated income:	$1-$24,999
Amount delinquent:	$10,005	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	fund-zone4	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some debt
Purpose of loan:
This loan will be used to? pay off some debt

My financial situation:
I am a good candidate for this loan because?? Most of my debt to ratio is accounts in both my name and my husbands. He pays for those accounts. There is a home showing on my credit with a mortgage and that home is not my primary home that is a rental property in which we receive monthly rental income for.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 29.39%	Starting monthly payment:	$52.65

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	7%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 13	Length of status:	10y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	30	Occupation:	Sales - Retail
Now delinquent:	2	Revolving credit balance:	$5,281	Stated income:	$50,000-$74,999
Amount delinquent:	$195	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	25
Screen name:	deal-web4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small loan for breeding kennel need
Purpose of loan:
This loan will be used to begin finance of a show kennel with two breeding quality English Bulldogs.

My financial situation:
I am a good candidate for this loan because I have worked for my current employer for 10 years now, and I am able to take on more hours to increase annual earnings.

Monthly net income: $ 2700-3100

Monthly expenses: $?
??Housing: $ 1075
??Insurance: $ 95
??Car expenses: $ 388????
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 350
??Clothing, household expenses $ 70
??Credit cards and other loans: $?100
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$325.33

Auction yield range:	16.99% - 16.99%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	0y 0m
Credit score:	700-719 (May-2010)	Total credit lines:	24	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$12,578	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loot-chosen-one	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2008)
Principal balance:	$3,542.20	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Paying off final credit balances
Purpose of loan:
This loan will be used to consolidate and eliminate my final interest bearing credit card balances. The remainder of my revolving balances are currently interest free and on payment plans to be eliminated before interest kicks in.

My financial situation:
I am a good candidate for this loan because I have perfect payment history on my first Proper loan. Your help in funding this loan will help me to eliminate my remaining credit card balances and get me on my way to financial freedom.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1979	Debt/Income ratio:	8%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	7y 11m
Credit score:	640-659 (May-2010)	Total credit lines:	16	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$1,533	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	knowledgeable-loyalty824	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Implants
Purpose of loan:
This loan will be used to begin dental implants not covered by insurance

My financial situation:
I am a good candidate for this loan because I have a solid career with a long work history. I also pay all my debts, obligations.

Monthly net income: $ 12097

Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 140
??Car expenses: $ 200
??Utilities: $ 90
??Phone, cable, internet: $ 124
??Food, entertainment: $? 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	7y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,839	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$170,000 YTD Investment
Purpose of loan:Trade with an option service that could have produced $170,000? year to date on $5,000 and at 10% allocation per trade. May have even produced over?$110 MILLION?in the year?2009 compounded, based on published results. Their track history is back to 2002.
I do not even have to do the trading it is taken care of for me.
My financial situation:
Monthly net income: $ 1400

My income should be $2600- $3000 a month when I get my second job
Monthly expenses: $ 1700
??Housing: $ 800
??Insurance: $ 60
??Car expenses: $ 240
??Utilities: $
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 24.96%	Starting monthly payment:	$115.65

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	44%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 17	Length of status:	8y 10m
Credit score:	700-719 (May-2010)	Total credit lines:	51	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,627	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newh0meownerGA	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Move in the Right Direction
Hello everyone. I'm here because I'm in the process of buying my first home. My closing date is June 28. I'm super excited because although I've always wanted to be a homeowner, I never thought it would happen this soon or that I'll be doing it by myself. I'm a single mom of two beautiful boys - 6yrs old and 5mths old. I currently live in NY and while visiting a friend in GA discovered how much more affordable living down there is. My lease on my apartment is expiring and of course the rent is increasing. I could not imagine paying more rent for this small two bedroom apartment. So when I discovered that a mortgage on a house would be so much cheaper than the rent I am paying, I decided to start house shopping. To me I was just looking at my options. Never ever did I imagine it would be possible. So now here I am with one month before my closing date. My only issue is I didn't realize how expensive it would be to actually move my stuff down there. So I'm here on Prosper requesting a loan to assist with my moving costs.

With me moving to GA, not only is my mortgage $900 less than my rent but my car insurance is going down as well. In addition, I just started back to my part-time job. So I will not have a problem paying back this loan. I just don't have the money right now. All of my debts are current. I actually paid off 5 accounts in the process of applying for the mortgage loan. Please, please Prosper community help me out! Within the next year I should have most of my debts paid off. I then can become a lender and help someone like me make their dreams come true. Thank you!

Monthly net income: $ 3600
This is based on what they will move when I move next month.
Monthly expenses: $
??Housing: $ 600
??Insurance: $ 467 (for 6 months)
??Car expenses: $ 447
??Utilities: $ unsure
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 875
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	7y 10m
Credit score:	600-619 (May-2010)	Total credit lines:	25	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$8,507	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	SiberianHusky	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	600-619 (Apr-2008)
Principal balance:	$1,779.93	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Take a Business Course
Purpose of loan:
This loan will be used to?. Attend a business course that upon completin I can increase my income substantially.????

My financial situation:
I am a good candidate for this loan because?My last proper loan was always paid on time and I take my obligations very seriously. My?daughter?will be a senior next and would like to pursue a medical carreer and I would like to help her any way I can?

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $?556.00
??Insurance: $ 200.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $?125.00
??Food, entertainment: $?200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 389.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	27%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 3	Length of status:	0y 10m
Credit score:	680-699 (May-2010)	Total credit lines:	11	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	compassionate-asset8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Professional Who Needs Braces
Purpose of loan:
This loan will be used to pay for invisalign braces for myself as my teeth have move around quit a bit since childhood and I'm really looking to have them all look straight again. I'm a person of complete integrity, a college grad and I really need to get invisalign braces so I can get my teeth looking good again and feel better about myself.

My financial situation:
I am a good candidate for this loan because I can afford the monthly payments and I'm trustworthy.

Monthly net income: $ 1840

Monthly expenses: $ 1247
? Rent: $ 510
? Car Loan: 291
? Car Insurance: $ 70
? College Loan: $ 130
? Personal loan: $ 206
? Cell Phone: 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	55%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	3y 0m
Credit score:	680-699 (May-2010)	Total credit lines:	3	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$9,235	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	silver-admirer4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$573.10

Auction yield range:	16.99% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	43%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	18 / 16	Length of status:	2y 3m
Credit score:	660-679 (May-2010)	Total credit lines:	48	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$3,636	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	deal-jamboree	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used for School. It will be to advance my career goals in Food Management.

My financial situation:
I am a good candidate for this loan because I have paid off my bills on time and continue to do so. I have learned my lesson in the past when I was young, but now understand the meaning of income, credit, and paying on time. The listed delinquencies were when I sought help from consumer credit assistance. I have worked hard to regain my credit and improve my score. I hope that there is someone there to help me obtain the goal so I can advance in my career.

Monthly net income: $ 2500

Monthly expenses: $?1150
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.95%	Starting borrower rate/APR:	8.95% / 9.29%	Starting monthly payment:	$158.88

Auction yield range:	2.99% - 7.95%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	6y 1m
Credit score:	820-839 (May-2010)	Total credit lines:	18	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$7,370	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 3	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hsimpsonucf	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with FLOOD DAMAGE
Purpose of loan:
The purpose of this loan is to help pay for home repairs from the FLOOD we had here in Nashville that nobody seemed to hear about.? I should have this paid off relatively quickly.? I just need new carpeting, repairs to the wood flooring, and need to replace some furniture.? I was relatively lucky as much of my neighborhood lost everything!? Flood waters reached the second floor of many homes here.? I would be eternally grateful for your help.? I will be glad to answer any of your questions.? Thank you for your consideration and have a wonderful day!

My financial situation:
My credit is in good standing now as can be seen in my "Enhanced score of 4" on here.? The "base score of 6" can be explained because I simply screwed up my credit 7+ years ago from which I have almost made a full recovery!? I guess that is what a stable job of 5+ years can do for you.? Well that, and age of course! =)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$105.30

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	27%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	1y 3m
Credit score:	720-739 (May-2010)	Total credit lines:	8	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$1,513	Stated income:	$1-$24,999
Amount delinquent:	$619	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-truth-orb	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some bills
Purpose of loan: To pay off my credit card and a personal loan. It has been a dream of mine to own my own home. I have the opportunity to purchase a 2 family house I currently reside in. The other tenant has lived there for 13 years and plans to stay indefinitely. The owner of the house is a family friend and is selling the house below market value, if I am able to buy the house I would have a little equity . The reason the owner? is selling? the house for less is because she does not have to use a realtor? and we would share the same lawyer. I currently pay rent of $400 a month. If I purchase the house the? upstairs tenant's rent of $500 would cover most of the morgtage, I would have to pay $68 . The mortgage would be $568 (includes the taxes, insurance and loan).?? I am good at fixing most things around the house and would be able to maintain the house and keep the tenant safe and happy.

My financial situation:
I am a good candidate for this loan because?I'm? responsible, loyal? and hardworking, I worked at one company for 18 years until I was downsized. I then worked for the next company for five years and recently changed to a new company because of the better benefits and for the opportunity to be? promoted. This new employer? has been in business for over 25 years so I feel my job is secure. I'm a divorced father of 2 and I always worked a second job to cover all their expenses. My children are now grown. As a skilled laborer in the maintenance field for over 25 years, I have always been proud of my work.

I see that prosper is showing a delinquency? on my profile ,I'm unaware of what that is I will be looking into it and I will fix or if it turns out to be an error I will get it removed

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 50.00
??Car expenses: $ 200.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 100.00

If I get the loan from prosper I would? payoff my debts and then buy the 2 family home my expenses would change :
?housing would decrease to $ 68.00 /month
prosper loan $125.00 ( $25 more than I pay on my current debts that I'm trying to pay off with this loan)
I would have over $500 a month to put in savings and
other expenses unchanged? Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$62.95

Auction yield range:	2.99% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1974	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	10y 5m
Credit score:	800-819 (May-2010)	Total credit lines:	24	Occupation:	Car Dealer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	credit-porcelain0	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Holly's home improvement
Purpose of loan:
This loan will be used to home improvement.

My financial situation:
I am a good candidate for this loan because I have excellent credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	10.99% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	4y 6m
Credit score:	740-759 (May-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,693	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	TJ4U	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inherited Property Upgrades
Purpose of loan:
This loan will be used to help me finance the completion of a detention?pond?on land I inherited?back in 1994.?? ?Due to a past buyer not completing the request at city specifications my sister and I now need to fund the completion of the?detention pond?in addition to suing our past buyer for breach of contract.??

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and I can repay the debt most likely within a year.?? I have sold 4 acres of this property in the past and it went for?$25K-$30K/acre.?? With the last purchase it was built into the contract for the buyer to complete the detention pond which?we even reduced the sale price for this to be completed according to city specifications.???Now that the city is stating the pond is not up to par with their requirements they are pushing my sister and I to complete.?? We both are in the financing?industry, my sister in Bank Sales, and I?at a?Collection?Agency.?? We both understand what credit?is all about, however the?way the banking industry is?right now to obtain funds it takes awhile which is why I am hoping this provides a faster approach to at least getting some funds to pay the person already?putting the work effort into completing the pond.?? The $8K doesn't?cover their bill?of $86K but for now it will suffice until the funding from the bank is completed.?? I thank you?for taking the time to read this request and please if you do have the funds available I would greatly appreciate?a?loan to assist in getting this completed.? Please know your loan?to me will be paid?within a year to?eighteen months.????

Thank you,?
Iowa Land Owner
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1983	Debt/Income ratio:	156%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	18 / 18	Length of status:	23y 8m
Credit score:	660-679 (May-2010)	Total credit lines:	56	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$30,030	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Jerseycake	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	1 ( 4% )	640-659 (Apr-2008) 620-639 (Feb-2008) 600-619 (Jan-2008) 540-559 (Dec-2007)
Principal balance:	$605.45	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Good Payer Needs a Little More
Purpose of loan:
This loan will be used to?
Invest in a trip out of state for a wedding.

My financial situation:
I am a good candidate for this loan because?
I have a great income and good paying history w/ Prosper. My husband's income is added to mine and we always pay on time. I just need a little extra 'cash' to make this trip in order to see a family member who is ill and will be attending this function. I don't want to get off course of paying bills etc. by dipping into monthly income.

Monthly net income: $
$5800.00
Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 275.00
??Car expenses: $ 400.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	62%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	25 / 21	Length of status:	7y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$13,759	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tough-gold9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
This loan will be used to? Consolidate high interest credit card debt.

My financial situation:

I am a good candidate for this loan because? I am a hard worker, honest and trustworthy. I have never defaulted on anything.? Yes, I may have some outstanding debts? but that is?primarily because I made the wise decision to pursue higher education.?I worked extremely hard?to put myself through?college and by the Grace of God, I have made it.? Throughout my entire college education, I worked and paid all my bills on time.? I even became a homeowner.

Even though I have some debt, I have earned 2 degrees and a license to practice.? I am in the position to pay back this loan.? I pray someone will have faith?in me and trust that I will make every one of my monthly payments on time.Please feel free to email me with any questions you may have.
I thank you kindly?in advance.

Monthly net income: $ 5700.00 (and rising)

Monthly expenses: $ 3800.00

Housing: $ 740.00 (insurance and taxes included in this payment)
??Insurance: $?90.00 (car insurance)
??Car expenses: $ 370.00
??Utilities: $ 280.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 2000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$307.20

Auction yield range:	10.99% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	42%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	17 / 15	Length of status:	8y 8m
Credit score:	740-759 (May-2010)	Total credit lines:	27	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$13,506
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	puddingc	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	63 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2007) 740-759 (Feb-2007)
Principal balance:	$1,755.27	31+ days late:	0 ( 0% )
Total payments billed:	63
Description
consolidate cards to one payament
What I will use this loan for is to consolidate $7500.00 on my credit cards so I will have only 1 payment to make and have them paid off in 36 months or less. Thanks for reading my listing. Please feel free to ask any questions you want.

Hello, I'm retired military with a steady income of $44244.00 net yearly, or $3687 net income monthly. I have been a Prosper member for 3 years 2 months and only have good things to say about the Prosper Family.

This will be my third loan with Prosper, one is paid off and the other has only 8 payments left. Please? bid with confidence your money is safe and will be paid back to you.

house payment = 384.00monthly
car payment = 318.90
utilities 155.00

I pay all my bills ahead of time, have never missed a payment.?My cridit score has not changed over 3 years, don't know why Prosper has rated me with a D rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.90%	Starting borrower rate/APR:	9.90% / 12.01%	Starting monthly payment:	$322.20

Auction yield range:	3.99% - 8.90%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	38%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	0y 7m
Credit score:	780-799 (Jun-2010)	Total credit lines:	37	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$19,653	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	goal-liberty4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down credit card debt
Purpose of loan:
This loan will be used to? pay down credit card debt.? When my husband and I married, we knew that one of us would stay at home with our children.? It was something we believed in.? For 10 years, I was a stay-at-home mom.? In that time, we accumulated close to $50,000 in credit card debt.? We have been working hard in the last two years to consolidate that debt into a healthier debt (home loans).? I have started back to work full-time with a well-establish company, my husband is secured in his position, and our next goal is to elimate the rest of our credit card debt.? Your help to decrease the interest rate on a portion of our credit card debt would go a long way to meeting that goal.

My financial situation:
I am a good candidate for this loan because? in the 14 years that my husband and I have been married, we have never missed or been late on a mortgage, loan, credit card, or monthly bill payment.? We do not want to jeopardize our credit score, but decrease our debt.? I have been using Quicken software for the last 2 1/2 years to track every penny that flows through our house.? Our financial goal is to be rid of this credit card debt within the next three years.? We are only asking for help on half it.? We appreiciate your help.? Thank you and God Bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	51%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	3y 7m
Credit score:	680-699 (May-2010)	Total credit lines:	14	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,622	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	credit-gazelle350	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
Pay off Credit Card Debt and Medical Bills

My financial situation:
Two income household with a child, need to eliminate bills so that we aren't "juggling" so many deadlines.

Monthly net income: $ 1800.00

Monthly expenses: $
??Housing: $ 1183.00
??Insurance: $ 54.00
??Car expenses: $ 450.00
??Utilities: $ 800.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $
??Credit cards and other loans: $?500.00
??Other expenses: $ 520.00 (Daycare)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$954.76

Auction yield range:	16.99% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	34%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	4y 9m
Credit score:	680-699 (May-2010)	Total credit lines:	6	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$1,249	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thrilling-loan6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for our family
Purpose of loan:
This loan will be used to?
Purchase a good used car.
My financial situation:
I am a good candidate for this loan because?
I have excellent credit and never pay late.I have never had a late payment ever.
Monthly net income: $
5,000
Monthly expenses: $
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 1200
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 300
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$170.86

Auction yield range:	5.99% - 12.99%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	2y 4m
Credit score:	760-779 (May-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,870	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sympathetic-payout6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need investment capital
Purpose of loan
Hello, basically I am in need of investment capital.

I pay off all of my bills on time; hence my great credit rating.

Have a good day.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$74.23

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	2y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,479	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enticing-interest2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to get ahead on mortgage
Purpose of loan:
This loan will be used to?get ahead on mortgage. our mortgage is due at the beginning of each month, and though we are not behind, we are having to pay at the end of the month. we would use this loan to havefor the next two and a half months, allowing our other funds to catch up an get back on track. thank you...

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $871
??Insurance: $145
??Car expenses: $300
??Utilities: $160
??Phone, cable, internet: $90
??Food, entertainment: $350
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	238%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	3y 9m
Credit score:	660-679 (May-2010)	Total credit lines:	28	Occupation:	Psychologist
Now delinquent:	0	Revolving credit balance:	$869	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	efficient-asset5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Psychologist Starting Practice
Purpose of loan:
This loan will be used to begin my practice as a child clinical psychologist.? I am the first person in my family to go to college--I received my doctorate in 2006 & my license last month.? I know my credit history is shaky, and I have a great deal of student loans.?? I?have had multiple financial setbacks in order to realize my dream of becoming a doctor--but I am now on the path to success.? I thank you in advance for taking the time to review my information.?????

My financial situation:
I am a good candidate for this loan because my future income potential is high.? There is a shortage of child clinical psychologists throughout the nation at this time.? I am trained in assessment & therapy, and?have multiple referral sources to gain clients.? However, I do not have the funds to start my practice.? With this loan, I will purchase insurance, professional memberships, and psychological testing equipment.? It will also be used to secure an office space.
I have?been teaching as an adjunct professor at a local community college for almost 4 years, and I just secured a job as an adjunct professor at an online university (starting June 1st).? The "going rate" for child psychologists for therapy?and testing?is $100 to $150 per hour.? Thus, although my current income is low--my?potential income in the near future?will be substantial.???

Monthly net income: $700.00? (my husband brings in $3000)??

Monthly expenses: $2850.00
??Housing: $1350.00
??Insurance: $150.00
??Car expenses: $100.00
??Utilities: $200.00
??Phone, cable, internet: $150.00
??Food, entertainment: $500.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $50.00
??Other expenses: $250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$205.17

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	7y 3m
Credit score:	720-739 (May-2010)	Total credit lines:	10	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$4,945	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	courteous-trade2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Consolidation
Purpose of loan:
To consolidate two credit cards and one merchant card totalling approximately $4800.

My financial situation:
My current credit score is 727, I pay my bills on-time, I have a solid job where I earn approximately $38,000 annually.

Monthly net income: $
$3,100
Monthly expenses: $
??Housing: $?614.00
??Insurance: $ 89.00
??Car expenses: $ 442.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 238.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.34%	Starting borrower rate/APR:	9.34% / 11.44%	Starting monthly payment:	$127.83

Auction yield range:	3.99% - 8.34%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	5y 5m
Credit score:	700-719 (May-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$50,790	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthusiastic-coin5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expansion
Purpose of loan:
This loan will be used to finance part of the upcoming season of theatrical shows I produce.

My financial situation: Excellent credit history with no missed payments. Monthly income varies between approximately $6000 - $9000 and up.
I am a good candidate for this loan because I am a theatrical producer who has a five-year history of producing family entertainment in the Midwest. My shows have grown and improved through the years, and most have been financed by credit cards. However, prosper seems a better way to raise short-term capital.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	20 / 19	Length of status:	10y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	37	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$285,073	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	restless-leverage390	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get house ready to Sell
Purpose of loan:
This loan will be used to?prepare the house to be sold?

My financial situation:
I am a good candidate for this loan because? I have a lot of equity tied up in my homes?and I do pay my bills. Also, I will be in even a better position to pay all when the house is sold

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 30.33%	Starting monthly payment:	$40.50

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	31%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	2y 1m
Credit score:	680-699 (Jun-2010)	Total credit lines:	25	Occupation:	Clerical
Now delinquent:	6	Revolving credit balance:	$14,518	Stated income:	$25,000-$49,999
Amount delinquent:	$1,650	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	encouraging-wampum9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Car needs repairs
Purpose of loan:
This loan will be used to do auto repairs and home repairs

My financial situation:
I am a good candidate for this loan because I am good on making my payments and will honor my commitment
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2002	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 2	Length of status:	5y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	calm-value9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying all the bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	2.99% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	2y 3m
Credit score:	800-819 (May-2010)	Total credit lines:	24	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,556	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kennysdad	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$80.85

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	8y 1m
Credit score:	660-679 (May-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,989	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	103%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	marketplace-system6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repairs
Purpose of loan:
This loan will be used to? repair vehicle that provides transportation to my job

My financial situation:
I am a good candidate for this loan because? I have longevity at my job and I need vehicle repairs to get to my work place.

Monthly net income: $ 3434.00

Monthly expenses: $ 1945.00
??Housing: $ 400.00
??Insurance: $ 60.00
??Car expenses: $ 345.00
??Utilities: $ 270.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2007	Debt/Income ratio:	33%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	2y 7m
Credit score:	660-679 (May-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$214	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	shaker747	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To Consolidate All Debt Now!
Purpose of loan:
This loan will be used to pay off all of our credit cards and medical bills.

My financial situation:
We are a great candidate for this loan because despite us having this much debt I have not missed a payment.? I have a lower end credit score due to my credit being so new.? I would like to role my debt into one payment to make it much easier for me and to make sure I do not miss one accidentally.? My husband and I are trying to start a family and buy our first home and would like to raise our credit scores which is why we would like to consolidate our debt and then pay off our prosper loan within a year.? I thank you all for helping!!!

Monthly net income: $ $2,000.00 (Me)? $4,400.00 (My Husband?& I)

Monthly expenses: $ 1,690.00
??Housing: $ 650.00
??Insurance: $ 150.00
??Car expenses: $ 450.00
??Utilities: $ 50.00
??Phone, cable, internet: $?60.00
??Food, entertainment: $?150.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $?40.00
??Other expenses: $ 40.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$693.21

Auction yield range:	13.99% - 13.99%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	40%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 19	Length of status:	4y 7m
Credit score:	660-679 (Jun-2010)	Total credit lines:	57	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$25,397	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tranquil-coin5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RN must pay off credit cards!
Purpose of loan:
This loan will be used to pay off all high interest credit cards.

My financial situation:
I am a good candidate for this loan because I am a recent MBA graduate in Healthcare Administration and am moving into an Administrative role in the next few months. I want to pay off this loan in less than the 36 month term and am committed to doing so. I have already decreased my revolving debt by over $5,000 in that last 6 months. I have a partner that's income is used to cover all debts that I have as well. He makes approximately $70,000 per year.

Monthly net income:
Mine:? $7600
Partner:? $6000

Monthly expenses: $
Housing: $ 755
Insurance: $ 100
Car expenses: $ 650
Utilities: $ 250
Phone, cable, internet: $ 150
Food, entertainment: $ 250
Clothing, household expenses $ 200
Credit cards and other loans: $ 1100
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$93.15

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	9y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sympathetic-repayment0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
replacing 2 walls with mold problem
Purpose of loan:
This loan will be used to?? We have two walls in our house that keeps developing mold, so everytime i have to clean it with bleach.? Our 10 year old son has developed allergies and asthma and he was tested and is allergic to mold, so we need to replace the two walls to get rid of the mold for good.? We need to replace the two walls the mold grows on by tearing them down and putting in new ones, we just want our son to be healthy and our house be mold free for him and us.? We cannot refinance our home because of the housing market we have tried that, i am asking for help for my 10 year old son please.

My financial situation:
I am a good candidate for this loan because?? We have had financial problems unfortunately as many people have but we have shown that we can pay our bills on time.? I am a hard worker i go to work everyday and pay my bills on time and support my wife and son.? The two public records that show will be off my credit report as of October 2010 and i strive everyday to become a better person and continue to improve my credit.? If you give me a chance as you will see, every payment will be made on time every month with no problems.? Thank you
Monthly net income: $ 2500 my wife has a income of 1032.00 per month also

Monthly expenses: $
??Housing: $ 995.00
??Insurance: $ 80.00
??Car expenses: $ 306.00
??Utilities: $ 170.00
??Phone, cable, internet: $ 128.00
??Food, entertainment: $?350.00?
?Clothing, household expenses $
??Credit cards and other l?Other expenses: $ 133.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1979	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	3y 9m
Credit score:	620-639 (Jun-2010)	Total credit lines:	26	Occupation:	Teacher's Aide
Now delinquent:	1	Revolving credit balance:	$6,920	Stated income:	$25,000-$49,999
Amount delinquent:	$119	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	CHAZFNC	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	600-619 (May-2007)
Principal balance:	$56.27	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Tired of credit cards and fees...
Purpose of loan:
This loan will be used to? To pay off a combination of credit cards and/loans plus?associated fees I have been paying monthly, for years. Combinations of consolidations will save me?between $75 to?$130 after payment to Prosper, without having some of the pesky add on fees I have been paying for years because of past financial problems.

??? I am having no trouble keeping up on my bills. I travel to Florida now every summer for a month and have borrowed for that several times. The current Prosper loan soon to be paid off was for my first trip to Florida three years ago. My plans are to move to Florida in a year or two, as I can work as an aide or substitute teacher in any school district in the country. I have since started drawing some Social Security. I?have five grandchildren and spend liberally on them in gifts and golfing with a few of them.?????
??? During this last school employment year, I was doubling down on minimum payments on most of my credit cards.?I have been returned for my fourth year as a teachers aide, for school year 2010-2011,?and I love it and the summer months off for golf and travel!!?????
??? My health is very good, although I have gained too much weight and have started a daily walk routine and eating less.?????
??? I also travel to Ohio for a few weeks, several times a year. I moved from Ohio to Illinois just over five years ago to be near my son, daughter, and the grandkids.?????
??? I am now seven years past financial difficulties which have kept my credit rating lower, but have not missed any payments to anyone since.???

My financial situation:
I am a good candidate for this loan because?I have consistently made payments on time and have had a comfortable financial situation now for several years. My Fed and State back taxes have to do with not being able to pay for 2003 through 2005, as I saved everything I could to be able to move to Illinois in 2005, plus some unavoidable personal problems. I have now been paying for two years on each. Having completed a Four year college degree some 35 years ago have allowed me to stay employed through this bad economy, for which I am very thankful for.

Monthly net income: $ 2,500....[2009 taxes adjusted gross income was $34,600 ($19000+ from Civil Service Post Office Retriement; $14,000 from school employment; and $2,800 from Social Security]

Monthly expenses: $ 2200
??Housing: $?300????
??Insurance: $?20 renters ins.
??Car expenses: $ 200...Ins. and gas
??Utilities: $ 175
??Phone, cable, internet: $ 155
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 700
??Other expenses: $ 100
? Back taxes, penalties, and interest to IRS and State of Ohio...$300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.94%	Starting borrower rate/APR:	21.94% / 24.20%	Starting monthly payment:	$324.36

Auction yield range:	7.99% - 20.94%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	2y 11m
Credit score:	780-799 (May-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,510	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	discrete-peace6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One card to pay off only!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.07%	Starting borrower rate/APR:	20.07% / 22.31%	Starting monthly payment:	$93.00

Auction yield range:	7.99% - 19.07%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1979	Debt/Income ratio:	55%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	25 / 25	Length of status:	4y 1m
Credit score:	660-679 (May-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$53,979	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	creative-agreement9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paydown credit card
Purpose of loan:
This loan will be used to ?

My financial situation:
I am a good candidate for this loan because ?

Monthly net income: $
5200
Monthly expenses: $
??Housing: $ 719
??Insurance: $ 480
??Car expenses: $ 680
??Utilities: $ 210
??Phone, cable, internet: $ 140
??Food, entertainment: $ 450
??Clothing, household expenses $ 220
??Credit cards and other loans: $?1300
?Other expenses: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,850.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$497.42

Auction yield range:	7.99% - 22.00%	Estimated loss impact:	6.72%
Lender servicing fee:	1.00%	Estimated return:	15.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	1y 0m
Credit score:	860-879 (May-2010)	Total credit lines:	34	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,914	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	M_Squared-CEO	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen Remodel loan... 840FICO
Hi I had to repost this listing from May 10 (http://www.prosper.com/invest/listing.aspx?listingID=457739) as it was cancelled during pre-funding verification because some documents that needed to be notarized was not sent to me at all. Although I received full funding on this listing, the pre-funding verification took longer than the 7 business day window, hence the listing cancellation. Purpose of loan:
This loan will be used to?

Hi, I am seeking to raise $12,850 to renovate my kitchen... and at the same time establish a prosper.com lending history. I anticipate paying back this loan in full within 6 months. Thank you for your support

My financial situation:
I am a good candidate for this loan because?

I have never been late in paying any of my debts, and our current household income can easily accommodate monthly payments on this loan.
Monthly household net income: $ 11,500

Monthly expenses: $
??Housing: $1500
??Insurance: $120
??Car expenses: $0 (all 3 cars are paid in full)
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $ 1564 (total revolving credit balance)
??Other expenses: $$400 (kid's tuition)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	3y 4m
Credit score:	640-659 (May-2010)	Total credit lines:	3	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	relentless-deal1	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ran into a few unexpected expenses
Purpose of loan:
Pay off a few unexpected expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$258.89

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	55%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 5	Length of status:	9y 3m
Credit score:	780-799 (May-2010)	Total credit lines:	26	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,617	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	growing-sales2	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing Successful Business
Purpose of loan:
This loan will be used to refinancing credit card debt incurred during the business start up of Impulse Creations. The business has been profitable for several years but interest on credit cards is limiting growth.

My financial situation:
I am a good candidate for this loan because I pay both all business and personal debts on time with no exceptions. I have no late payments of any kind. This business debt on personal cards gives me a high debt to income ratio but the debt is actually a business expense and is paid for with business funds which are far more than sufficient since the business is consistently profitable with sales growing each year. Once business debt on personal cards is removed from the equation, the debt to income ratio is excellent and would greatly improve the Prosper rating.

I have no problem meeting current or future obligations and take those obligations seriously. Creditors and my customers come first before anything else. In addition, this loan will not incur any new debt since it will be used exclusively to pay off old debt.

Monthly net income: $ 4335.00

Monthly expenses: $ 2375.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$119.37

Auction yield range:	5.99% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	4y 10m
Credit score:	740-759 (May-2010)	Total credit lines:	16	Occupation:	Truck Driver
Now delinquent:	3	Revolving credit balance:	$4,168	Stated income:	$50,000-$74,999
Amount delinquent:	$14,394	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	wampum-sleuth3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
doing minor repairs to roof
Purpose of loan:
This loan will be used to make necessary repairs to house and personal vehicle?

My financial situation: good
I am a good candidate for this loan because I am able to repay this loan on time and possibly earlier than term.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $1150
??Insurance: $250
??Car expenses: $451
??Utilities: $250
??Phone, cable, internet: $100
??Food, entertainment: $500
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$794.99

Auction yield range:	7.99% - 8.00%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	5y 1m
Credit score:	780-799 (May-2010)	Total credit lines:	51	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$36,372	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ddessertsbyd	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to Purchase a restaurant
Purpose of loan:
This loan will be used to help purchase the business.? I have half down to invest plus working capital.?

My financial situation:
I am a good candidate for this loan because I have pasion for the restaurant business as well as 15 years experience.? I have excellent credit and pay all debt.? The only debt that i have is the mortgage on my house.

Monthly net income: $

Monthly expenses: $
??Housing: $1200.00
??Insurance: $75.00
??Car expenses: $ 0
??Utilities: $ 150.00
??Phone, cable, internet: $90.00
??Food, entertainment: $200.00
??Clothing, household expenses $75.00
??Credit cards and other loans: $0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1989	Debt/Income ratio:	11%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	0y 3m
Credit score:	640-659 (May-2010)	Total credit lines:	14	Occupation:	Computer Programmer
Now delinquent:	2	Revolving credit balance:	$378	Stated income:	$100,000+
Amount delinquent:	$43,438	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	perivorian	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing childs communication sys
Purpose of loan:
This loan will be used to repair a portable device used by my child to help her communicate, she is unable to talk without the device. The device has broken unexpectedly.

My financial situation:
I am a good candidate for this loan because I have a very high salary and have worked in the same industry for 15 years.

Monthly net income: $ 9000

Monthly expenses: $ 4800
??Housing: $ 850
??Insurance: $ 200
??Car expenses: $ 250
??Utilities: $ 1500
??Phone, cable, internet: $ 400
??Food, entertainment: $500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 300
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$245.76

Auction yield range:	10.99% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	2y 1m
Credit score:	680-699 (May-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,148	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	seattlecraig	Borrower's state:	Washington	Borrower's group:	Our Values
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	53 ( 93% )	680-699 (Latest)
Principal borrowed:	$11,500.00	< 31 days late:	4 ( 7% )	660-679 (Jun-2008) 660-679 (Feb-2007)
Principal balance:	$1,936.91	31+ days late:	0 ( 0% )
Total payments billed:	57
Description
Hearing Aids = Life Ring
Purpose of loan:
I was recently diagnosed with significant hearing loss in the mid and high ranges.? I proceeded with a purchase of hearing aids but had to return them at the end of 30 days because I was unable to pay the full cost.? Since then, I have muddled through my work days and personal life in an exhausting attempt to get clarity and meaning from my co-workers, direct reports, boss, and friends.? Rather then saving up for them and putting up with the frustration and poor quality of life, I would like to get them now and start fully hearing right away.? I was shocked to find that most health insurance policies do not cover hearing aids!? ( I could get a vasectomy tomorrow for a $20 co-pay if I wanted, but I can't get hearing aids?? CRAZY ! )

My financial situation:
Last July I was promoted to leadership of a small team of 5 direct reports.? I fully expect this to expand to a larger team within the next year.? My cost of living is low, and I put 10% of every paycheck into 401k.? With the exception of long term student loan, my consumer debt is low.? My personal savings has recently been dropped to zero due to helping a family member over a rough patch, but that is now resolved.

Monthly net income: $ 3,500

Monthly expenses: $ 2,445
??Housing: $ 710
??Insurance: $ 120
??Car expenses: $ 20 ( I bike to work and bus )
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 895? ( 450.00 is student loan @ 5.6 % interest )
??Other expenses: $ 50 ( I volunteer as a Big Brother and we go to museums, cinema, baseball games, etc )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$246.21

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1984	Debt/Income ratio:	9%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	0y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	16	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$353,903
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	nickel-holly	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Private Note Pay-off
Purpose of loan:
This loan will be used to pay off a private note that was used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I have steady income and will make my payments on time.

Monthly net income: $ 4000

Monthly expenses: $ 1400
??Housing: $ 1000
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$246.21

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	24%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 19	Length of status:	3y 1m
Credit score:	720-739 (May-2010)	Total credit lines:	25	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$41,885	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-bonus-violin	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mike & Niki's Wedding
Purpose of loan:
This loan will be used to fund initial money layout to secure my wedding location.

My financial situation:
I am a good candidate for this loan because I am trying to marry the woman of my dreams.? She and I are working together to start our lives together along with starting our business to promote clean, renewable energy throughout Texas and eventually throughout our country.

Monthly net income: $6000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$64.53

Auction yield range:	3.99% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	1y 4m
Credit score:	700-719 (May-2010)	Total credit lines:	19	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$148,300	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsible-trade	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan for Finance Executive
Purpose of loan:
My primary occupation is a?managing partner?at an investment advisory firm along with being an investor in a couple different startup ventures.? As a professional in the financial services sector, I am always?keeping an eye?out for credit opportunities and I have watched the Prosper marketplace for quite sometime and decided to give it a shot.? I plan to use this loan to add to my current liquidity and finance upcoming business expenses.? My ultimate goal is to build up a track record on Prosper so I can borrow further in the future and if this listing succeeds, I'll consider being an active lender in the marketplace.

My financial situation:
I am a good candidate for this loan because I have good credit and I am in the finance business and very experienced in managing large amounts of money.? I have never missed a payment on any of my credit lines along with my property mortgage.? I have successfully managed extensive personal and business credit.? I often pay my credit lines weeks in advance.? Given my line of work, income, and credit history, at $2,000 this should be a fairly riskless investment to any Prosper Investor.

I thank you in advance for your time and consideration in bidding on my loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	2y 2m
Credit score:	600-619 (May-2010)	Total credit lines:	11	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$2,866	Stated income:	$25,000-$49,999
Amount delinquent:	$931	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	swagger247	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	580-599 (Jun-2008) 580-599 (Apr-2008)
Principal balance:	$382.96	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
easy money 4 you
Purpose of loan:
This loan will be used to? pay off dq on my credit from a medical bill 931.... also plan on paying off within 6-8 months thank you and please ask me questions if you have any i will answer

My financial situation:
I am a good candidate for this loan because? never been late on prosper loan

Monthly net income: $ 1600

Monthly expenses: $ 1125
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $?75
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 50
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$307.20

Auction yield range:	10.99% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	11y 2m
Credit score:	740-759 (Jun-2010)	Total credit lines:	29	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$42,434	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yougotit6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	7 ( 100% )	740-759 (Latest)
Principal borrowed:	$30,000.00	< 31 days late:	0 ( 0% )	740-759 (Apr-2010) 720-739 (Apr-2008) 720-739 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
My personal loan
Purpose of loan:
This loan will be used to for paying off some medical bills that have been unexpected.?

My financial situation:
I am a good candidate for this loan because I am a good bank person and I have never defautled on anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.99%	Starting borrower rate/APR:	15.99% / 18.17%	Starting monthly payment:	$351.52

Auction yield range:	13.99% - 14.99%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 14	Length of status:	3y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$36,806	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	preeminant-basis	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of credit cards
Purpose of loan:
This loan will be used to consolidate credit cards into a fixed monthly payment in order to pay them off in three years versus 20 or more by making only the minimum payments.

My financial situation:
I am a good candidate for this loan because I always make payments on time.? I am trying to consolidate debt to a lower interest rate to save on monthly expenses and pay debt off faster.

Monthly net income: $ 87,100 for myself plus $26,000 from spouse.

Monthly expenses: $ 5500.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,467.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$925.85

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 10	Length of status:	10y 6m
Credit score:	660-679 (May-2010)	Total credit lines:	14	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$43,106	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Rikkitik	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	640-659 (May-2008) 680-699 (Mar-2008)
Principal balance:	$4,451.01	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to?

Consolidate credit cards and current credit line.

My financial situation:
I am a good candidate for this loan because?

I have been gainfully employed ever since graduation and always repay my debt on time.

Monthly net income: $

Monthly expenses: $
??Housing: $ 1052
??Insurance: $ 250
??Car expenses: $ 850
??Utilities: $ 250
??Phone, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 2150
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.44%	Starting borrower rate/APR:	10.44% / 10.79%	Starting monthly payment:	$487.11

Auction yield range:	2.99% - 9.44%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	3y 11m
Credit score:	840-859 (May-2010)	Total credit lines:	15	Occupation:	Pharmacist
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lovely-gain1	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay closing costs for selling house
Purpose of loan:
This loan will be used to pay the closing costs on selling my house on top of my current savings.? The closing date on the sale is June 15th.?

My financial situation:
I am a good candidate for this loan because I have an excellent credit history.? My monthly bills are very low compared to my take home pay and will be significantly lower upon my home closing.? I have paid off my car loan in its entirety and?have always made?on top mortgage and student loan payments.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.15%	Starting borrower rate/APR:	34.15% / 36.59%	Starting monthly payment:	$156.65

Auction yield range:	13.99% - 33.15%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	5%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	10y 10m
Credit score:	660-679 (May-2010)	Total credit lines:	39	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$4,736	Stated income:	$100,000+
Amount delinquent:	$4,579	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	bbabsbarbs	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009)
Principal balance:	$5,982.20	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Lawyer fees HELP PLEASE I BEG U
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.98%	Starting borrower rate/APR:	13.98% / 16.14%	Starting monthly payment:	$341.68

Auction yield range:	10.99% - 12.98%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2008	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	6y 1m
Credit score:	740-759 (Jun-2010)	Total credit lines:	5	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	marketplace-telescope5	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
todo
Purpose of loan:
This loan will be used to?purchase items for a small business growth.

My financial situation:
I am a good candidate for this loan because? i am very responsible,always pays back on time and absolutely reliable.

this will come a great help for me and I will truly appreciate it.
Monthly net income: $ 1600

Monthly expenses: $ 400
??Housing: $
??Insurance: $ 300;?pay on a 6 month basis
??Car expenses: $?62? gas
??Utilities: 37$
??Phone, cable, internet: 165$
??Food, entertainment: $50
??Clothing, household expenses $ less than $40
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$184.55

Auction yield range:	10.99% - 18.50%	Estimated loss impact:	10.44%
Lender servicing fee:	1.00%	Estimated return:	8.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	13y 7m
Credit score:	680-699 (May-2010)	Total credit lines:	33	Occupation:	Flight Attendant
Now delinquent:	1	Revolving credit balance:	$10,068	Stated income:	$75,000-$99,999
Amount delinquent:	$447	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	principal-watcher	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Loan
Purpose of loan:
This loan will be used to consolidate 2 previous debts

My financial situation:
I am a good candidate for this loan because I have a stable income and low debt.

Monthly net income: $ 7,500

Monthly expenses: $
??Housing: $?1100
??Insurance: $ 112
??Car expenses: $ 238
??Utilities: $ 180
??Phone, cable, internet: $ 80
??Food, entertainment: $?1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	18	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$9,864
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worth-idol9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mac Tools Distributorship
Purpose of loan:
This loan will be used to?
This loan wil be used as a requirement for Mac Tools to have $20,000 in my bank account in order to get financed for a Mac Tools distributorship.? I believe my credit score is good enough to get financed by Mac Tools for a Distributorship.? With Mac Tools, if I follow their plan & do the amount of business or more that they require on a monthly basis, I should have their loan paid off in five years.
My financial situation:
I am a good candidate for this loan because?
as you can see from my credit score & credit report, I pay my bills on time & I've consistently made payments above the minimum due on credit cards & other revolving credit, etc. for years.??? I have been an Airframe & Powerplant mechanic for the last 12 years & am looking for a career change.? Having bought thousands of daollars worth of tools over the years from Mac Tools & other tool distributors, I'm very familiar with how the Mac Tools route works.? I'm ready for the challenge & I have previous sales experience befor I became an A & P mechanic.
Monthly net income: $
Right now, I have no monthly income because I lost my job in January of this year.? My wife is still working at her job that she's had for four years now, so we're still able to pay all of our bills & expenses & have been able to even while I've been unemployed.
Monthly expenses: $
??Housing: $ 1100
??Insurance: $?Included in housing expenses.
??Car expenses: $ 595?
??Utilities: $ 395?
??Phone, cable, internet: $?190
??Food, entertainment: $ 520
??Clothing, household expenses $
??Credit cards and other loans: $?See credit report?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	7.99% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	1y 11m
Credit score:	780-799 (May-2010)	Total credit lines:	5	Occupation:	Biologist
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commitment-zeus	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business truck purchase/upgrades
Purpose of loan:
I am starting a mobile food business in the Philadelphia area. The loan is needed to purchase and upgrade a food truck and to meet city inspection standards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$556.64

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	15	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,199	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	31
Screen name:	soulful-leverage	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Equipment for business
Purpose of loan:
This loan will be used to purchase an Aqua Massage for current retail business. Looking to expand and offer this service for current clients. In a high traffic mall.

My financial situation:
I am a good candidate for this loan because I have a solid retail business that does pretty good just need something to help with slower times. I have a current good pay history and I have never been late on my lease with the mall. I have already talked to some clients and they are very excited about an Aqua Massage and several would sign up on a monthly package.

Monthly net income: $ 6000

Monthly expenses: $ 3630
??Housing: $?700
??Insurance: $ 200
??Car expenses: $ 220
??Utilities: $?120
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 40
??Credit cards and other loans: $?150
??Other expenses: $ 1800 (mall lease)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 2	Occupation:	Military Enlisted
Credit score:	700-719 (May-2010)	Total credit lines:	3	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	open-community7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Payment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$289.18

Auction yield range:	16.99% - 16.99%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 2m
Credit score:	700-719 (May-2010)	Total credit lines:	28	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$6,290
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 5	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	new-credit-engine	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards
Purpose of loan:
This loan will be used to? to pay off credit cards

My financial situation:
I am a good candidate for this loan because?i have the ability to make the payments

Monthly net income: $ 1900

Monthly expenses: $ 1200
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	47%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 8	Length of status:	3y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	13	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$3,845	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	blue-investment-renewal	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$410.31

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	4y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	30	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$18,677	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cp-family	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!
Purpose of loan:
This loan is for debt consolidation and will be used to payoff high interest credit cards.? Right now, I have?3 credit cards that I would like to payoff with this loan.

My financial situation:
I have had a secure job with a fortune 500 IT company for the last 5 years, and have been in the IT industry for over 12 years.
Here are the three credit cards I pay monthly.
Card #1: $125
Card #2: $100
Card #3: $325
Total:$550/month - Prosper Loan estimate would be $410, saving a monthly average of $140 and paying off in, at most, 36 months.

Cash Flow (monthly):
Income is: $7250 gross / $6053 after-tax
Expenses are:
$1258 ? Mortgage
$825?? ? Credit Cards
$1000 ? Food
$200?? ? Utilities
$80???? ? Insurance
$150?? ? Hospital Bills/Etc
$60?????? Gas.
$3373 ? Total Expenses

I have been investing with Prosper as a lender since December of 2007.
Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	13.99% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	1y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	14	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$11,581	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sensational-p2p3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYing MY CC!!!
Purpose of loan:
I am almost done paying my cc off.
Please help me finish!!!

i dont want to continue paying the banks at insane interest rates.
let me pay you! and finish with this.

My financial situation:
I have a stable job. so does my husband. I have never ever been late in any payment to anything. not even my cellphone bill.

Monthly net income: $
between me and my husband we make around 6k a month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$248.65

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	38%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	6y 7m
Credit score:	660-679 (May-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,712	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	evian415	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2009) 640-659 (Feb-2008)
Principal balance:	$3,976.19	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Consolidating Debts
Purpose of loan:
This loan will be used to consolidate two loans.

My financial situation:
I am a good candidate for this loan because? I've been a member of Prosper for a little over 2 years now and I have a stable job which I am thankful for every day which will allow me to continue making timely payments. In 26 months of payment history with Prosper I have never been late or missed a payment. The loans I am trying to consolidate cost me $370 a month. With?this new?Prosper?loan?my?monthly payments?will drop to $248 along with the interest rate. I will be paying less than what I am now so there will be no difficulty in making these payments.

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 500
??Insurance: $ no car
??Car expenses: $ no car
??Utilities: $ paid for in rent
??Phone, cable, internet: $ 160
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 520
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$76.95

Auction yield range:	7.99% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1972	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	18y 1m
Credit score:	700-719 (May-2010)	Total credit lines:	21	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,723	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	natalieb44	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 94% )	700-719 (Latest)
Principal borrowed:	$2,550.00	< 31 days late:	2 ( 6% )	680-699 (Aug-2008) 720-739 (Jan-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Investment in Daughter's Business
Purpose of loan:
This loan will be used to take my daughter's business to the next level and continue it's already successful progress and growth. Her business is a handbag line that has gained popularity and needs additional funding for production of inventory.

My financial situation:
I am a good candidate for this loan because I am very responsible and timely with my payments.

Monthly net income: $3,000

Monthly expenses: $500
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $500
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 4	Length of status:	10y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	11	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$614	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	note-griffin4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Personal Loan

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$306.19

Auction yield range:	16.99% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1980	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	22y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,494	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	flybyday	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	62 ( 98% )	640-659 (Latest)
Principal borrowed:	$14,000.00	< 31 days late:	1 ( 2% )	600-619 (Jan-2008) 580-599 (May-2006)
Principal balance:	$2,067.34	31+ days late:	0 ( 0% )
Total payments billed:	63
Description
Assured Opportunity,expense consol.
Purpose of loan:
This loan will be used to consolidate my expenses into fewer monthly payments.

My financial situation:
I have proven to the lenders that I am financialiy stable and can handle my debts. I have paid off one prosper loan, profit for lenders, and will be completing my second one in january 2011.
This as usual is a great opprotunity for the lenders and affords me the ability to accomplish my goals. I believe in paying my debt and have proven my ability through consistent on time payments.?I would prefer to consolidate my debt and have fewer monthly payments.

I have proven and shown the prosper community that I am capable and dedicated to making members interest on their investments.

Monthly net income: $ 78,000.00 plus over 150,000.00 including my wife's income.

Monthly expenses: $
??Housing: $ 835.00
??Insurance: $ 158.00
??Car expenses: $ 418.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00?
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	10.99% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	30 / 27	Length of status:	4y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	52	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,889	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	best-unafraid-integrity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Got my M.A. Need to pay off cards!
Purpose of loan:
This loan will be used to pay off a few of my credit cards that mounted up while I was working full-time and going to school at night to get my Master of Arts degree in American History. Most of the expenses went towards books and school supplies that my student loans didn't cover.

My financial situation:
I am a good candidate for this loan because I work a secure full-time job and run a non-profit organization in my spare time.

Monthly net income: $3370

Monthly expenses:
??Housing: $1100
??Insurance: $100
??Car expenses: $340
??Utilities: $50
??Phone, cable, internet: $30
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $300 (before loan)
??Other expenses: $600 (student loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1981	Debt/Income ratio:	25%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 16	Length of status:	7y 4m
Credit score:	600-619 (May-2010)	Total credit lines:	25	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$9,008	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Faucher2006	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	620-639 (Jun-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Paying off credit cards/medical
Purpose of loan:
This loan will be used to pay off balances on credit cards incurred during time off for a broken arm which occured tripping at the bottom of my stairs at home to answer the door.?I had to miss a great amount of time at work while healing. I used all my vacation time and short term disabilty only paid $240.00 per week.? Insurance paid for some some bills but hospital bills, therapy bills, car payment, rent, insurances and living expenses still had to be paid. I had to use credit cards to get by.? A therapy piece of equipement not paid by insurance cost me $3000.00.? Also during this time my car needed a repair for $1,200.? The stress of trying to pay these bills is causing me to not be able to stay focused at my job. I am an Administrator of a 133 bed Long Term Care/Rehab Center with over 130 employees.? I also co-administrate a 265 bed Assisted Living Center attached to the Rehab Center. As the administrator I need to be at 100 % focused with a positvie attitude to be able to provide good compassionate care to our clients and residents. I want to be able to close out the credit cards which is causing my credit score to be low. If I close out the accounts the balance is due and I am unable to do that at this time without the loan.

My financial situation:
I am a good candidate for this loan because I have paid off a previous loan with Prosper without any delay or problems. I have been in Long Term Care for over 25 years with a good tract record. I make close to $90,000 a year and would not have a problem meeting the amount due. The monthly credit card payments are much more.

Yearly net income: $ 89,000

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 90.00
??Car expenses: $160.00?
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	6y 2m
Credit score:	640-659 (Jun-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,161	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	cometstarmoon	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,750.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2009) 640-659 (Oct-2008) 600-619 (Feb-2008) 560-579 (Jan-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Pay off business loan
Purpose of loan:
This loan will be used to pay off a business loan. In 2008 I entered a venture with four other individuals. In order to secure a loan my car was used as collateral. Due to differences of opinion in the amount of risk we should take in the venture (I wanted to take less risk) I chose to leave the organization in 2009. The purpose of this loan is to pay off my remaining debt to this loan so I can clear the lien on my car and complete my break from the organization. The loan was taken out as a personal loan and not a business loan. It currently has my name and one members name attached to it and due to concerns over that members ability to fulfill obligations I'd like to be free of this loan as soon as possible. The goal of this loan is to provide more control of the financial situation even though the interest rate is substantially higher. It will bring me a piece of mind.

My financial situation is solid. After hitting some financial walls in 2001-2003 I've made substantial improvements to my lifestyle and money management skills. I am currently living comfortably waiting for those mistakes in my past to start falling off my credit report over the next couple of years.
I am a good candidate for this loan because I plan to pay it off faster than the three years required by prosper. Since this loan I'm trying to pay off opened I've been the only member of the organization making the monthly required payment of $323 per month. In the last three months I've increased those payments to $500 per month in an attempt to clear my obligation to the loan faster. On prosper, I plan to continue making payments above and beyond the required amount just as I was doing with the bank. Additionally, this will be my second prosper loan, so I have a history on this website of fulfilling my obligations. I also have friends who are very aware of my financial situation and they are also pledging to pay into this loan to express votes of confidence in my ability to pay it back.

Monthly net income: $2400 (note: I have a 7 percent raise to my income starting in September)

Monthly expenses: $1535
??Housing: $300
??Insurance: $75
??Car expenses: $60
??Utilities: $150
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $200
??Business Loan (which will become this loan): $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	13.95%	Starting borrower rate/APR:	14.95% / 17.12%	Starting monthly payment:	$398.37

Auction yield range:	7.99% - 13.95%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	46%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	10y 11m
Credit score:	720-739 (Jun-2010)	Total credit lines:	27	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$15,709	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	blooming-p2ploan	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bank loan,buy small truck
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	48%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	5y 0m
Credit score:	640-659 (Jun-2010)	Total credit lines:	33	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$17,248	Stated income:	$25,000-$49,999
Amount delinquent:	$1,131	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hard-working-income3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards with higher interest and in order to close them.
My financial situation:
I am a good candidate for this loan because I have a steady job. The payment for this loan will be about the same I'm currently paying for the credit cards payments.
Monthly net income: $ 2,658.00

Monthly expenses: $?1,000.00
??Housing: $ 200
??Insurance: $
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.